UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Vista Outdoor Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee computed on table in exhibit required by Item 25(b) pre Exchange Act Rule 14a-6(i)(1) and 0-11.

VISTA OUTDOOR

NYSE: VSTO

Bushnell

PROXY STATEMENT

2024 Annual Meeting of Stockholders

VISTAOUTDOOR.COM

VISTA OUTDOOR INC.
1 Vista Way
Anoka, MN 55303
July 24, 2024
Dear Stockholder:
You are invited to attend the 2024 virtual Annual Meeting of Stockholders of Vista Outdoor Inc. (the "Annual Meeting"), which will be held at 9:00 a.m. Central Daylight Time on Tuesday, August 23, 2024, via a live audio webcast on the Internet. You may attend the Annual Meeting, vote your shares online and submit any questions during the meeting by visiting www.virtualshareholdermeeting.com/VSTO2024.
The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting. We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with a Notice of Internet Availability of Proxy Materials ("Notice"), which includes the information you will need to access our proxy materials online, while reducing our printing and delivery costs.
        Your vote on the proposals to be considered at the Annual Meeting is important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
       To attend the Annual Meeting online, you will need the 16-digit control number included in the Notice, on your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker or other financial intermediary, if you hold your shares in "street name."

Sincerely,

Eric C. Nyman Co-Chief Executive Officer	Jason R. Vanderbrink Co-Chief Executive Officer

Michael Callahan Chair

IMPORTANT NOTICE ABOUT THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Friday, August 23, 2024, at 9:00 a.m. Central Daylight Time
Access:
The Company will not hold an in-person Annual Meeting of Stockholders in 2024. In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, the Annual Meeting will be held virtually on the Internet via a live audio webcast only. Stockholders who wish to attend the virtual Annual Meeting on August 23, 2024, may access the meeting via the following link:

                                     www.virtualshareholdermeeting.com/VSTO2024

Stockholders accessing the link will then be prompted to enter the 16-digit control number included in their Notice of Internet Availability of Proxy Materials, on their proxy card (for those who have requested printed proxy materials), or in the instructions provided by their bank, broker or other financial intermediary (for those who hold their shares in "street name"). Once admitted to the Annual Meeting, stockholders will be able to vote their shares electronically and submit any questions during the meeting.

Items of Business:
• Elect Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter, and Jason R. Vanderbrink as directors of Vista Outdoor for a term of one year.
• Approve, on a non-binding advisory basis, the compensation of Vista Outdoor's named executive officers, as disclosed in the accompanying proxy statement.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2025.
• Transact any other business that may be properly brought before the meeting or any postponement or adjournment of the meeting.

Record Date:	July 1, 2024
Voting by Proxy:	It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "FAQs About the Meeting and Voting" beginning on page 4 of the accompanying proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors,

Jung Choi Co-General Counsel & Secretary	Jeffrey Ehrich Co-General Counsel & Secretary
July 24, 2024

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This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, so please read the entire Proxy Statement carefully before voting.
CSG Transaction
On October 15, 2023, we entered into that certain (a) Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the "Merger Agreement") among the Company, Revelyst, Inc., a Delaware corporation ("Revelyst"), CSG Elevate II Inc., a Delaware corporation, CSG Elevate III Inc., a Delaware corporation, and, solely for purposes of the Guarantor Provisions (as defined therein), CZECHOSLOVAK GROUP a.s., a joint stock company incorporated under the laws of the Czech Republic (“CSG”), and (b) Separation Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Separation Agreement”) between the Company and Revelyst. Pursuant to the Merger Agreement, the Separation Agreement and the Ancillary Agreements (as defined in the Separation Agreement), the Revelyst segment of the Company and The Kinetic Group segment of the Company will be separated into two companies, with Revelyst becoming an independent, publicly traded company and The Kinetic Group becoming wholly owned by CSG (the “Separation” and, collectively with the other transactions contemplated by the Merger Agreement, the Separation Agreement and the Ancillary Agreements, the “Transactions”). The closing of the Transactions (the “Closing”) is subject to the satisfaction or waiver of certain closing conditions, including receipt of stockholder approval, and is expected to occur in calendar year 2024. In the event that the Transactions do not close earlier, the Company will hold its Annual Meeting on August 23, 2024 to act on the matters outlined below.

The Company’s stockholders will not be asked to take any action at the Annual Meeting regarding the Transactions.

Voting matters and recommendations:

Proposal 1	Proposal 2	Proposal 3
The election of Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter, and Jason R. Vanderbrink as directors of Vista Outdoor for a term of one year.
The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.
The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2025.

Information regarding the proposal can be found on page 65	Information regarding the proposal can be found on page 66	Information regarding the proposal can be found on page 67
Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR

Governance Highlights:
    Vista Outdoor believes that a commitment to effective and transparent corporate governance is critical to establishing trust and credibility with investors. This commitment serves as a framework for principled leadership, responsible decision-making, monitoring of financial performance and compliance with legal requirements. Specific corporate governance practices include:
▪100% independent Standing Committees of the Board
▪All of our current directors, other than our Co-CEOs, are independent
▪Independent Chair of the Board
▪Annual board and committee self-assessment and periodic external independent evaluations

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▪Regular executive sessions, where independent directors meet without management present
▪Annual election of all directors
Current Board of Directors:

Name	Age	Director Since	Independent	Primary Occupation	Committee Membership
Michael Callahan	74	2015	Yes	Retired Consumer Products Executive	NGC, MDCC
Gerard Gibbons	58	2022	Yes	Retired Executive at UPS Inc.	AC, NGC
Bruce E. Grooms	66	2022	Yes	VP and General Manager, Marine Services Division, Delphinus Engineering Inc.	AC, MDCC
Gary L. McArthur	64	2015	Yes	Retired Financial Executive	AC, NGC
Eric C. Nyman	51	2023	No	Co-Chief Executive Officer, Vista Outdoor	*
Michael D. Robinson	58	2018	Yes	Retired e-Commerce Executive	NGC, MDCC
Robert M. Tarola	74	2015	Yes	President of Right Advisory LLC	AC, MDCC
Lynn M. Utter	61	2020	Yes	Retired Business Executive	AC, MDCC
Jason R. Vanderbrink	46	2023	No	Co-Chief Executive Officer, Vista Outdoor	*
NGC = Nominating and Governance Committee; AC = Audit Committee; MDCC = Management Development and Compensation Committee
•Eric C. Nyman and Jason R. Vanderbrink serve as Co-CEO's of Vista and do not serve on any of the Board Committees.
Alignment Between Performance and Executive Compensation Supports Achievement of Company Results in Fiscal Year 2024
Vista Outdoor and the Management Development and Compensation Committee ("MDCC") of its Board of Directors believe that compensation paid to our executive officers should: 1) be performance based, 2) align executive and stockholder interests, and 3) attract and retain quality talent.
At our 2021 annual meeting of stockholders, 98.9% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation, at our 2022 annual meeting of stockholders, 98.4% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation, and at our 2023 annual meeting of stockholders, 82% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation. The Board appreciated the results of our say on pay votes and furthered these policies in fiscal year 2024. The MDCC believes that the Company's fiscal year 2024 compensation decisions, outlined below and described in more detail in this proxy statement, resulted in an executive compensation program that closely aligns executive officer compensation with the Company's financial and operational performance and that this alignment contributed to the Company's achievement of strong results in fiscal year 2024.
The Company continues to conduct substantial stockholder outreach to better understand any concerns of our stockholders regarding our executive compensation program. This outreach includes direct engagement with significant stockholders by Vista Outdoor executives and the MDCC.
The MDCC has utilized the services of FW Cook as its independent compensation consultant since 2019. The MDCC believes that FW Cook, a nationally known and respected compensation consultant, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC address stockholder feedback and evaluate potential changes to the Company's executive compensation program.

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Fiscal Year 2024 Compensation Highlights
To address feedback received from stockholders in fiscal years 2019 and 2020 and maintain a strong link between executive compensation and performance, the MDCC has in recent years implemented the following measures that were given effect for the Company's fiscal year 2021 executive compensation program and which have been continued in each of fiscal years 2022, 2023, and 2024:
•Performance-based Annual Incentives with Meaningful Targets: For fiscal year 2024, each of Vista Outdoor's named executive officers participated in either our corporate performance-based annual cash incentive plan, with payouts determined based on the Company's consolidated operating income and free cash flow, each adjusted to exclude the impact of certain other items approved by the MDCC, or The Kinetic Group business unit performance-based annual cash incentive plan, with payouts determined based on the business unit's operating income ("The Kinetic Group operating income"), The Kinetic Group sales, The Kinetic Group direct-to-consumer sales, and The Kinetic Group free cash flow, as well as corporate operating income and corporate free cash flow. None of the Company's executive officers were entitled to any minimum or guaranteed annual incentive for fiscal year 2024. The MDCC established fiscal year 2024 targets for operating income, free cash flow, The Kinetic Group operating income, The Kinetic Group sales, The Kinetic Group direct-to-consumer sales, and The Kinetic Group free cash flow that it believed would drive value for shareholders in an unknown macroeconomic climate.
◦For the corporate performance-based plan, the MDCC weighted operating income more heavily, at 70% of the total payout opportunity, because the MDCC continues to view operating income as the key indicator of performance for the Company's business, with free cash flow weighted at 30%.
◦For The Kinetic Group business unit performance-based plan, the MDCC weighted The Kinetic Group operating income at 35%, The Kinetic Group sales at 25%, The Kinetic Group direct-to-consumer sales at 5% and The Kinetic Group free cash flow at 15%, with corporate operating income weighted at 14% and corporate free cash flow weighted at 6%.
◦The fiscal year 2024 corporate operating income and free cash flow targets established by the MDCC represented a decrease to the Company's fiscal year 2023 corporate adjusted EBIT and a decrease to the Company's fiscal year 2023 free cash flow, which the MDCC believed to be appropriate in light of a challenging macroeconomic environment impacting consumer discretionary spending behavior, inflationary pressures, and commodity and other cost increases. The target levels of performance established for these metrics were considered by the MDCC and management to be challenging but achievable when established.

•Sixty Percent of Long-Term Incentive Program Equity Grants in Performance Share Units: For the Company's fiscal year 2024 executive compensation program, subject to certain exceptions discussed below, the MDCC again granted a significant portion of the annual long-term incentive (“LTI”) awards to executive officers, including named executive officers, in the form of performance share units ("PSUs"). For fiscal year 2024 LTI awards, 60% of the total value of the LTI awards granted to executive officers were made in the form of PSUs and 40% were made in the form of time-based restricted stock units ("RSUs"), with no stock options.
•Continued Use of Strategically-aligned Long-term Incentive Program: Beginning with the Company's fiscal year 2021-2023 PSU awards, the MDCC removed EBIT as a performance goal, and replaced it with net sales growth and earnings per share ("EPS") growth, weighted equally. The MDCC continued to use net sales growth and EPS growth as performance goals for the Company's fiscal year 2023-2025 and 2024-2026 PSU awards, as it believes that this framework better aligns the terms of the awards with the Company's strategic organic growth targets and removes the potential for Company executives to earn compensation for the same EBIT achievement under both the annual and long-term incentive plans. Furthermore, the Company's fiscal year 2023-2025 and 2024-2026 PSU awards continue to use relative total stockholder return ("rTSR") as a modifier that will result in an increased payout only if rTSR over the performance period is at or above the 75th percentile, and only if the Company's absolute total stockholder return ("TSR") is positive over the performance period. The rTSR modifier will also result in a downward adjustment to payouts if the Company's rTSR over the performance period is below the 25th percentile.

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July 24, 2024

The Board of Directors of Vista Outdoor Inc. ("Vista Outdoor" or the "Company") is soliciting proxies to be used at the 2024 virtual Annual Meeting of Stockholders to be held, on Tuesday, August 23, 2024 (the "Annual Meeting"), and at any postponement or adjournment of the Annual Meeting. The Notice of Internet Availability of Proxy Materials was first mailed to stockholders, and the proxy materials were first made available to stockholders, on or about July 24, 2024.
VIRTUAL MEETING INFORMATION
    The Company will not hold a physical, in-person Annual Meeting of Stockholders in 2024. Instead, to promote broad stockholder attendance and participation at the Annual Meeting, the Annual Meeting will be held virtually on the Internet via a live audio webcast only.
    It is not necessary to attend the virtual Annual Meeting to vote your shares. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet or by telephone or, if you requested to receive printed proxy materials, by mailing a proxy card or voting instruction card, as applicable.
FAQs ABOUT THE MEETING AND VOTING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access, review all of the proxy materials, and submit your proxy on the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

What proposals will be voted on at the Annual Meeting?
There are three matters on which a vote is scheduled at the Annual Meeting.
Proposal 1 - Elect Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter; and Jason R. Vanderbrink as directors of Vista Outdoor for a term of one year.
Proposal 2 - The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.

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Proposal 3 - The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2025.

What are the Board of Directors’ voting recommendations?

FOR	FOR	FOR
• Election of Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter, and Jason R. Vanderbrink as directors of Vista Outdoor for a term of one year (Proposal 1).
• Approval, on a non-binding advisory basis, of the compensation of Vista Outdoor’s named executive officers, as disclosed in this proxy statement (Proposal 2).
• Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2025 (Proposal 3).

Who is entitled to vote at the Annual Meeting?
All stockholders of record at the close of business on July 1, 2024 (the “Record Date”) are entitled to vote at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if the holders of a majority of the outstanding shares of our common stock entitled to vote as of the Record Date are present or represented by proxy at the Annual Meeting. On the Record Date, there were 58,363,474 shares of Vista Outdoor common stock outstanding and entitled to vote. This does not include 5,600,965 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. There was no class of voting securities of the Company outstanding on the Record Date other than our common stock.

How can I attend the virtual Annual Meeting and vote my shares online at the Annual Meeting?
    Stockholders of record as of the Record Date can attend the virtual Annual Meeting by accessing the meeting center at http://www.virtualshareholdermeeting.com/VSTO2024 and entering the 16-digit control number on their Notice of Internet Availability of Proxy Materials or proxy card (for those who requested printed proxy materials). Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/VSTO2024.

    Beneficial Stockholders as of the Record Date (i.e., stockholders who hold shares in "street name" through an intermediary, such as a bank or broker), who wish to attend the Annual Meeting may attend using the 16-digit control number found on the notice and instructions received from their bank, broker or other financial intermediary.

    Once admitted to the Annual Meeting, you will be able to vote your shares electronically and submit any questions during the meeting.

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    Even if you plan to attend the Annual Meeting online, we recommend that you also submit your proxy or voting instructions as described below in advance of the meeting so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the virtual Annual Meeting?
If you hold your shares directly, you may vote by granting a proxy by one of the following methods:
On the Internet - You may vote online at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card by mail. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on August 22, 2024.

By Telephone - You may vote by telephone by dialing (800) 690-6903. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card by mail. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on August 22, 2024.

By Mail - The Notice of Internet Availability of Proxy Materials includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by August 19, 2024. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

May I change or revoke my vote?
    Yes. You may change or revoke your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by:
▪Voting over the Internet or by telephone at any time prior to 11:59 p.m. Eastern Daylight Time on August 22, 2024;
▪Signing and delivering to our Corporate Secretary a written request to revoke your proxy vote prior to the Annual Meeting;
▪Signing and mailing a new, properly completed proxy card with a later date than your original proxy card prior to the Annual Meeting; or
▪Attending the virtual Annual Meeting and voting your shares online at the Annual Meeting. Your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you properly vote your shares online at the Annual Meeting.
If you are the beneficial owner of shares held in street name, you must instruct the bank, broker or other financial intermediary that holds your shares of record of your desire to change or revoke your voting instructions.

How are shares voted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card or voting instruction card is received in time to be voted at the Annual Meeting.

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If you are a stockholder of record and you properly submit your proxy with no voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendation on each of the proposals. See "What are the Board of Directors’ voting recommendations?" above for more information.
If you are the beneficial owner of shares held in street name and you have not provided voting instructions to the bank, broker or other financial intermediary who holds your shares, such intermediary will not have discretionary authority to vote your shares in the election of directors (Proposal 1) or the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2). However, most intermediaries will have the authority to exercise discretion to vote your shares with respect to the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2025 (Proposal 3). See "What is a broker non-vote?" for more information.

What vote is required to approve the proposals?

Proposal 1	Proposal 2	Proposal 3
The nine director nominees, Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter, and Jason R. Vanderbrink will each be elected as a director of Vista Outdoor if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee. Cumulative voting for the election of directors is not permitted.
The compensation of our named executive officers, as disclosed in this proxy statement, will be approved on a non-binding, advisory basis if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.
The ratification of the Audit Committee's selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2025, will be approved if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

Because Proposal 2 is an advisory vote, it is non-binding on our Board of Directors. However, the Board of Directors and the MDCC value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement (Proposal 2), they will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

What happens if I abstain from voting?
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum.
With respect to the election of directors (Proposal 1), the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this proxy statement (Proposal 2), and the proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2025 (Proposal 3), abstentions will not be counted as votes cast and, therefore, they will have no effect on the outcome of these proposals.

What is a broker non-vote?
    A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal(s) and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2025 (Proposal 3). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,”

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such as the election of directors (Proposal 1) and the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1 or Proposal 2.

Who will tabulate the votes at the Annual Meeting?
The Carideo Group, Inc., an investor-relations counseling firm, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

Will I have dissenters’ rights?
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy or voting instruction card?
It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote once for each Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card you receive.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results during the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

How will the solicitation of proxies be handled?
Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation. We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold. We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

What other business may be brought before the Annual Meeting?
Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No other stockholder has given the timely notice required by our bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.
Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting of stockholders, or nominating a candidate for election as a director at next year's annual meeting of stockholders, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

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How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of the annual report and proxy statement, where requested, to any household at which two or more stockholders reside. We believe this rule, referred to as "householding" benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements. If your household would like to receive duplicate rather than single mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
We will also undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the proxy materials was delivered. You may make a written or oral request by sending a notification to our Corporate Secretary, providing your name, your shared address, and the address to which we should direct the additional copy of the proxy materials to: Corporate Secretary, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303.

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CORPORATE GOVERNANCE AT VISTA OUTDOOR
Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Guidelines on Corporate Governance describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, if necessary, the Guidelines on Corporate Governance and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Guidelines on Corporate Governance are available on our website at www.vistaoutdoor.com by selecting Investors and then Governance.
Code of Business Ethics
The Company's Board of Directors has adopted a written code of business ethics that applies to all directors, officers and employees. Our Code of Business Ethics is available on our website at www.vistaoutdoor.com by selecting Investors, then Governance and then Code of Business Ethics.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.vistaoutdoor.com by selecting Investors, then Governance and then Contact the Board.
Any concerns about the Company's accounting, internal controls or auditing matters will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by the Company's Corporate Secretary to determine whether, based on the facts and circumstances of the communication, a response on behalf of the Board or an individual director is appropriate. If a response on behalf of the Board or an individual director is appropriate, management may assist the Board or individual director in gathering all relevant information and preparing a response. Communications related to day-to-day operations, job inquiries, business solicitations, advertisements, and similar matters are typically directed to an appropriate member of management for a response. The Corporate Secretary may elect not to refer the following types of communications to the Board:
•Product inquiries or suggestions,

•Employee complaints that are neither significant nor material,

•Routine complaints regarding the Company's products, and

•Requests for donations.
The Company maintains a record of all stockholder and other external communications to the Board, which the Board reviews at regular meetings. The Company's General Counsel & Corporate Secretary provides a periodic summary to the Chair of the Nominating and Governance Committee of stockholder and other external communications sent to the Board.
Director Independence
Under the applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Eric C. Nyman and Jason R. Vanderbrink, our Co-Chief Executive Officers, has no material relationship with the Company and is independent and that Mark Gottfredson, prior to his departure from the Board, was independent. Our Audit Committee, Nominating and Governance Committee, Management Development and Compensation Committee, and Transaction Committee are each composed solely of independent directors.
Each year our directors complete a questionnaire that is designed to, among other things, provide information to assist the Board in determining whether the director is independent. Any person nominated for election as a director must also complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Our Nominating and Governance Committee reviews all transactions and relationships disclosed in the director questionnaires. Each year, the Board of Directors makes a formal determination regarding each director's independence.

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In order to qualify as independent, a director must qualify as independent under the applicable rules of the New York Stock Exchange and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no relationship with the Company that is material to that director's ability to be independent from management. The Nominating and Governance Committee and the Board reviews all transactions and relationships between the Company and our directors, their immediate family members, and entities with which they are affiliated and determines whether they are made or established in the ordinary course of business and whether the director has a material relationship with the Company.
No family relationship exists among any of the directors or among any of them and any executive officer of Vista Outdoor.
The Vista Outdoor Board of Directors

Michael Callahan

Mr. Callahan currently serves as the Chair of the Board of Directors. Mr. Callahan currently serves as the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008. From 1990 until 2008, Mr. Callahan served in various merchandising, marketing, management and senior executive positions with Cabela’s, Inc., a specialty retailer of hunting, fishing, boating, camping, shooting, and related outdoor recreation merchandise, most recently as Senior Vice President Business Development & International Operations. Prior to joining Cabela’s, Mr. Callahan spent 15 years working in the outdoor recreation industry.
Board Committees: Nominating and Governance Committee, MDCC, and Transaction Committee
Qualifications:
Mr. Callahan has been selected to serve as a director due to his operational, marketing and leadership experience gained through various senior positions in the sporting goods and outdoor industry.

Director of Vista Outdoor since: February 2015
Age: 74

Gerard Gibbons

Mr. Gibbons has brought extensive experience in global supply chain, logistics and marketing since his appointment to the Vista Outdoor Board of Directors in July 2022. Mr. Gibbons holds an MBA from the W.P. Carey School of Business at Arizona State University and a BBA with a concentration in Marketing from Howard University. Mr. Gibbons previously spent over 30 years with United Parcel Services (UPS) in a variety of commercial roles of increasing responsibility. In 2008, he accepted the assignment as President of US Sales, responsible for UPS’s most profitable small and medium business customer segment. He was later assigned the role of President of US and SMB Marketing, a position he held until his retirement from UPS in 2021. Mr. Gibbons currently serves on the boards of two private equity portfolio companies and the board of Big Brothers/Big Sisters of Metro Atlanta.

Board Committees: Audit Committee, Nominating and Governance Committee (Chair), and Transaction Committee
Qualifications:
Mr. Gibbons has been selected to serve as a director based on his extensive business leadership experience and supply chain and logistics expertise.

Director of Vista Outdoor since: July 2022
Age: 58

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Bruce E. Grooms

Mr. Grooms has brought extensive senior-level executive experience in both the private sector and the U.S. Navy since his appointment to the Vista Outdoor Board of Directors in July 2022. Mr. Grooms is a retired Navy Vice Admiral with over 30 years of successful executive leadership. Mr. Grooms is currently the Vice President and General Manager of the Marine Services Division for Delphinus Engineering, a privately held company that specializes in ship repair and maintenance. Prior to working at Delphinus Engineering, he was a Vice President at Raytheon Technologies Corp., heading up all business development activities in support of the Navy and Marine Corps Programs. Until 2015, Mr. Grooms served as a career submarine officer and served as the Commandant of the U.S. Naval Academy. Mr. Grooms has served on non-profit boards and is currently serving as an independent director on the board of Emcore Corporation, a publicly traded technology company in the aerospace and defense industry. Mr. Grooms has been selected as a director due to his extensive leadership, corporate governance, and industry experience.

Board Committees: Audit Committee and the MDCC

Qualifications:

Mr. Grooms has been selected to serve as a director based on his business and military leadership experience.

Director of Vista Outdoor since: July 2022
Age: 66

Gary L. McArthur

Mr. McArthur served as the Interim Chief Executive Officer for Vista Outdoor from February 2023 to December 2023. Previously, Mr. McArthur served as Executive Vice President and Chief Financial Officer of CH2M Hill, an engineering company that provides consulting, design, and operations services, from 2014 to 2018. Prior to joining CH2M Hill, he worked more than 15 years for Harris Corporation, an international communications and information technology company serving government and commercial markets, where he most recently served as Senior Vice President and Chief Financial Officer. Mr. McArthur has also been associated with Nextel Communications, Inc., Lehman Brothers, Inc. and Deloitte & Touche LLP and served on the boards of Terion, Inc. and Live TV Co. Ltd. Mr. McArthur is also a Certified Public Accountant and Chartered Global Management Accountant and is currently serving as a board member on the University of Utah David Eccles School of Business Advisory Board.

Board Committees: Audit Committee, Nominating and Governance Committee, and Transaction Committee

Qualifications:

Mr. McArthur has been selected to serve as a director due to his extensive financial, management and complex problem-solving experience.

Director of Vista Outdoor since: February 2015
Age: 64

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Eric C. Nyman

Mr. Nyman is a member of the Board of Directors, Co-Chief Executive Officer for Vista Outdoor, and CEO of Revelyst. Mr. Nyman has more than 30 years in the consumer products industry, and is a passionate outdoor and sporting enthusiast. Prior to joining Vista Outdoor in 2023, Mr. Nyman most recently served as President and Chief Operating Officer of Hasbro Inc. In addition to serving as President and COO (2022-2023), over his 19+ year tenure at Hasbro, Mr. Nyman served in various other roles, including Chief Consumer Officer and Chief Operating Officer of Hasbro Consumer Products (2020-2022), President of Hasbro North America (2018-2020), and General Manager and Senior Vice President of Marketing in addition to other roles. Mr. Nyman also previously worked for the outdoor apparel and footwear brand Timberland where he gained experience in the outdoor industry, serving in brand management and marketing roles. Prior to that he spent several years at LEGO. Mr. Nyman currently serves on the Virginia Wesleyan University Board of Trustees and previously sat on the Board of the Roger Williams Park Historical Foundation. Mr. Nyman received a Bachelor of Arts (summa cum laude) from Virginia Wesleyan University and a Master of Business Administration from Carroll School of Management at Boston College. Mr. Nyman has also received a certificate in Sustainable Capitalism and ESG from Berkley Law Executive Education.

Board Committees: Executive Committee

Qualifications: Mr. Nyman has been selected to serve as a director due to his unique and deep experience in e-commerce and consumer direct transformation, integration of digital technology into traditional consumer products, media partnerships and global brand building.

Director of Vista Outdoor since: July 2023
Age: 51

Michael D. Robinson

Mr. Robinson is currently employed since 2019 as the Executive Vice President of Retail Solutions and Founding Member for The Eighth Notch (aka T8N). T8N is an VC-backed startup in the sustainable last-mile delivery space for e-commerce companies. Previously, Mr. Robinson was employed as the Executive Vice President – Customer Experience, Product Management and Digital Revenue at Macy’s Inc. from 2015 to 2018 and was the Senior Vice President – Digital Technology at Macy’s Inc. from 2010 to 2015. Macy’s Inc. is an omni-channel retail organization that operates stores, websites, and mobile applications that sells a range of merchandise, including apparel and accessories for men, women, and children; cosmetics; home furnishings; and other consumer goods. Before joining Macy’s, Mr. Robinson was the Vice President – IT Strategy, Business Planning and Global Corporate Systems Development from 2005 to 2010 at Gap, Inc., an American worldwide clothing and accessories retailer. Prior to his employment at Gap, Inc., he was the Associate Partner - Distribution Sector – Retail and Biotech Industries at IBM Business Consulting Services, which is the professional services arm of IBM, from 2001 to 2005. Mr. Robinson also previously held roles at PricewaterhouseCoopers and Johnson & Johnson.
Board Committees: Nominating and Governance Committee and MDCC (Chair)
Qualifications:
Mr. Robinson has been selected to serve as a director due to his leadership and extensive digital technology and e-commerce knowledge gained from over 25 years of experience at several large and complex businesses.

Director of Vista Outdoor since: December 2018
Age: 58

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Robert M. Tarola

Mr. Tarola has served since 2008 as the president of Right Advisory LLC, a financial consulting firm. Mr. Tarola served as a director of mutual funds sponsored by Franklin Resources, Inc., from 2004 to 2021 and was formerly board chair of XBRL International, Inc. and The American Kidney Fund. He is a member of the Board of Visitors for Temple University’s Fox School of Business and is a past member of the Investor Advisory Group and the Standing Advisory Group of the Public Company Accounting Oversight Board. He served as Chief Financial Officer of W. R. Grace & Co. from 1999 to 2008, MedStar Health, Inc. from 1996 to 1999, The Howard University from 2009 to 2013, Southcoast Health System from 2014 to 2017, Little Company of Mary Healthcare in 2018, Covenant Health in 2019, and Good Shepherd Rehabilitation Network from 2023 to present. Prior to becoming a CFO, Mr. Tarola was a Partner with Price Waterhouse LLP (now PricewaterhouseCoopers). Mr. Tarola is a Certified Public Accountant and Chartered Global Management Accountant. Mr. Tarola is a graduate of the Fox School of Business of Temple University where he was the 2020 recipient of its Lifetime Achievement Award in Accountancy, served as an Adjunct Professor, and has been named as one of its Top 100 graduates in its First 100 years.

Board Committees: Audit Committee and MDCC

Qualifications:

Mr. Tarola has been selected to serve as director based on his extensive management experience and deep financial expertise.

Director of Vista Outdoor since: February 2015
Age: 74

Lynn M. Utter

After leading exceptional B2B companies with iconic consumer brands for the past 35 years, Lynn Utter has transitioned fully to advisory work. In addition to serving as Chief Talent Officer (2018-2021) and Operating Partner (since 2017) for Atlas Holdings, LLC, Lynn currently serves as an independent director for one publicly traded and two privately held companies. Lynn’s career is grounded in distribution and supply chain excellence, with notable executive roles at Knoll, Coors and PepsiCo/Frito Lay. Lynn also moderates leadership seminars at The Aspen Institute and teaches in the University of Texas’ Executive Education program.

Other Public Company Boards: Lincoln Financial and WESCO Distribution (retired)
Board Committees: Audit Committee (Chair) and MDCC
Qualifications:
Ms. Utter has been selected to serve as director due to her deep operational and talent management expertise.

Director of Vista Outdoor since: June 2020
Age: 61

Jason R. Vanderbrink

Mr. Vanderbrink is a member of the Board of Directors, Co-Chief Executive Officer for Vista Outdoor, and CEO of The Kinetic Group. Prior to being appointed CEO of Sporting Products and then Co-CEO in 2023, and President of Ammunition in 2017, Jason Vanderbrink served as the Company’s Senior Vice President of Sales for all the Company’s brands.  Prior to this role, he served as the Company’s Vice President, Sales from 2005 to 2017. Mr. Vanderbrink has more than 20 years of increasing leadership experience in the outdoor industry, including five years with The Cullerton Company from 2000 to 2005. Mr. Vanderbrink currently serves on the Board of Directors for the Congressional Sportsman's Foundation and the National Shooting Sports Foundation’s (NSSF) Board of Governors. Mr. Vanderbrink holds a bachelor’s degree from Saginaw Valley State University, a master’s degree from Missouri State University, and completed the Advanced Management and Leadership Programme at the University of Oxford in 2013.

Board Committees: Executive Committee

Qualifications: Mr. Vanderbrink has been selected to serve as a director based on his extensive experience and proven leadership, strategic decision making, and business performance.

Director of Vista Outdoor since: July 2023
Age: 46

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Organization of the Board of Directors
Chair of the Board
The Board of Directors has determined that it is appropriate for the Company to maintain its strong independent leadership through an active and empowered Chair. On May 2, 2023, Vista Outdoor's Board amended its Bylaws to require that the Board Chair be a director who meets the New York Stock Exchange criteria for independence. The Board believes this structure is appropriate to fulfill its duties effectively and efficiently and so that our Co-Chief Executive Officers can focus on leading our Company and the Board Chair can focus on leading the Board in overseeing management. The Company's independent directors appointed Mr. Callahan as Chair on November 9, 2017. As Chair, Mr. Callahan chairs executive sessions and other meetings of the independent directors and communicates, as appropriate, and reports the results of those sessions or meetings to the Board and the Company's management. The Chair’s other responsibilities are set forth in the Corporate Governance Guidelines of Vista Outdoor which is available on the Company's website at www.vistaoutdoor.com by selecting Investors, then Governance and then Governance.
Meetings of the Board
The Company's Board of Directors holds five regularly scheduled meetings each fiscal year. In the fiscal year ending March 31, 2024 (referred to as “fiscal year 2024”), the Board of Directors held a total of 21 meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. As a general practice, Board members are expected to also attend our annual meetings of stockholders. Each of our Board members attended the July 2023 annual meeting of stockholders. Each director attended significantly more than 75% of the meetings of the Board and of the committees on which they served that were held in fiscal year 2024, except for Mark Gottfredson who, prior to his departure from the Board, did not attend any meetings that would constitute a potential conflict of interest due to his involvement with MNC Capital, a bidder on the Company's The Kinetic Group business.
Committees of the Board of Directors
The Board of Directors has established three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Management Development and Compensation Committee (the "MDCC" or "Compensation Committee") (together the "Standing Committees"), and two ad hoc Committees, the Executive Committee and the Transaction Committee, in connection with the discharge of its responsibilities. The Board of Directors has adopted a written charter for each of the Audit Committee, the Nominating and Governance Committee and the MDCC. Each of the standing committee charters are available on Vista Outdoor's website at www.vistaoutdoor.com, by selecting Investors, Governance and then Governance.
Audit Committee

Specifically, the Audit Committee's duties include: appointing, compensating, retaining and overseeing the Company's independent registered public accounting firm (which includes monitoring the mandated rotation of the independent registered public accountant's lead engagement partner); reviewing the scope of the audit to be conducted by such firm, as well as the results of its audit; overseeing the Company's financial reporting activities, including the Company's annual and quarterly reports and the accounting standards and principles followed; overseeing the Company's compliance with its Code of Business Ethics; overseeing the Company's financial reporting process; approving audit and non-audit services provided to the Company by the independent registered public accounting firm; evaluating requests for waivers related to the Code of Business Ethics; overseeing the Company's legal and regulatory compliance; overseeing the Company's disclosure and internal controls; and preparing the report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission and included in this Proxy Statement. The Audit Committee is also responsible for oversight of enterprise risks, including the steps the Company has taken to monitor and mitigate these risks.
All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the Audit Committee charter. The Board has identified Messrs. McArthur and Tarola as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee holds four regularly scheduled meetings each fiscal year. In fiscal year 2024, the Audit Committee held a total of eleven meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly scheduled meetings and periodically meets separately with management.
Management Development and Compensation Committee (MDCC)
The MDCC carries out the responsibilities delegated to it by the Board of Directors relating to the review and determination of executive compensation and approves or recommends, as applicable, compensation and incentive plans and programs. The MDCC also produces an annual report regarding executive compensation that has been included in this Proxy

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Statement. The MDCC also evaluates the performance of the Co-Chief Executive Officers and other executive officers in light of established Company goals and objectives at least once per year and, based on these evaluations, approves (or makes recommendations to the Board of Directors regarding approval when appropriate) the compensation of the Company's Co-Chief Executive Officers and other executive officers. The MDCC is also responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The MDCC has the authority to retain or obtain the advice of compensation consultants and other advisers and to determine the services to be provided and the fees for such services.
    The MDCC has retained FW Cook as its independent compensation consultant. The MDCC believes that FW Cook, a nationally known and respected compensation consultant, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC make informed decisions relating to the Company's executive compensation program.
The MDCC considers the independence of any compensation consultants and/or other advisers it engages and assesses whether the work of such compensation consultants or advisors raises any conflicts of interest. In addition, the MDCC devises and executes an executive development and succession plan for the Company.
All of the MDCC members meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the MDCC charter. The MDCC holds four regularly scheduled meetings each fiscal year. In fiscal year 2024, the MDCC held a total of nine meetings. Additional information regarding the MDCC's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."
Nominating and Governance Committee
The Company's Nominating and Governance Committee is responsible for considering and reporting periodically to the Board of Directors on matters relating to the identification, selection and qualification of members of the Board of Directors and candidates nominated to the Board of Directors. The Nominating and Governance Committee also advises and makes recommendations to the Board of Directors with respect to corporate governance matters, oversees annual evaluations of the Board of Directors and is responsible for board succession planning. The Nominating and Governance Committee also receives and reviews, in accordance with the Company's bylaws, stockholder recommendations for director candidates. The Nominating and Governance Committee periodically reviews the Company's policies related to such recommendations. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, also manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange and other requirements set forth in the Nominating and Governance Committee charter. The Nominating and Governance Committee holds two regularly scheduled meetings each fiscal year. In fiscal year 2024, the Nominating and Governance Committee held a total of six meetings.
Transaction Committee
On November 29, 2023, the Board approved the establishment of an ad hoc transaction committee of the Board (the "Transaction Committee") to (a) supervise and help facilitate the consummation of the Transactions, (b) make recommendations to the Board when requested, and (c) make decisions for the Executive Committee as necessary to resolve any conflicts. On the same date, the Board appointed Gary McArthur to serve as the Chair of the Transaction Committee and Michael Callahan and Gerard Gibbons as members of the Transaction Committee. In fiscal year 2024, the Transaction Committee held ten meetings.
The above committees of our Board of Directors are comprised entirely of independent Board members. The current composition of those committees is listed in the table below with the Chair of each committee designated with a “C.” Mr. McArthur did not serve on any committee during his term as Interim CEO.

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	Nominating and Governance Committee	Audit Committee	Management Development and Compensation Committee	Transaction Committee
Michael Callahan	t		t	t
Gerard Gibbons	C	t		t
Bruce E. Grooms		t	t
Gary L. McArthur	t	t		C
Michael D. Robinson	t		C
Robert M. Tarola		t	t
Lynn M. Utter		C	t
Management Governance Committees
Executive Committee
On July 19, 2023, the Board approved the establishment of an executive committee (the “Executive Committee”) which comprised Mr. Nyman, as the Chief Executive Officer of Outdoor Products, Mr. Vanderbrink, as the Chief Executive Officer of Sporting Products, and Gary L. McArthur, as the Interim Chief Executive Officer of the Company, effective as of August 21, 2023, with Mr. McArthur serving as chair of the Executive Committee. The purpose of the Executive Committee was to establish governance procedures while the Company was negotiating the Transactions and finalizing preparations for the Separation. On November 29, 2023, pursuant to the resignation of Gary McArthur as Interim Chief Executive Officer of the Company, the Board removed Mr. McArthur from the Executive Committee and appointed Messrs. Nyman and Vanderbrink as Co-CEOs of the Company and as Co-Chairs of the Executive Committee.
Annual Director Evaluations
The Nominating and Governance Committee leads an annual self-evaluation of the functioning and effectiveness of the Board, as a whole, each Committee and each director. The centerpiece of this process is the analysis of a comprehensive self-assessment questionnaire completed by each director. The directors' responses to the questionnaire provide a critical evaluation by the directors of the Board's performance, including an assessment of its agendas, informational needs, composition, processes, dynamics and effectiveness, as well as a director by director evaluation in terms of skill sets and contribution. At the end of the process, opportunities for improvement are identified by the Nominating and Governance Committee and Board.
Periodically, the evaluation process is administered by our outside counsel or another outside consulting firm. Each director completes the questionnaire and provides suggestions and feedback to our outside counsel or consultant, who then summarizes the results of the assessment and provides recommendations for improvements, to our Nominating and Governance Committee and Board.
Director Qualifications and Selection Process
The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Nominating and Governance Committee retains a search firm from time to time to help identify, screen and evaluate director candidates. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, selects the candidates who best meet the Board's needs, and then recommends to the Board the director nominees for election to the Board.
On May 5, 2022 the Company announced that it was beginning preparations for the spin-off of its Revelyst business, and on October 15, 2023 the Company entered into the Merger Agreement that, subject to the conditions described above, will result in private ownership of the Company. Those preparations have included identifying the size, qualification and compositional needs of the Board of the new Revelyst company following the Separation. As a result of that process the Board has appointed each of the current directors of the Board, other than Mr. Vanderbrink, to the board of Revelyst. The Committee is currently in the process of identifying any additional needs for new candidates to serve on the board of Revelyst, and is committed to ensuring Revelyst is served by a board that is qualified, capable and diverse (including diversity with respect to race and gender).
The table below shows the experience, expertise and other attributes that each director nominee brings to the Board.

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The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to Corporate Secretary, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303. In evaluating potential director nominees, the Nominating and Governance Committee seeks to ensure that the Board of Directors includes a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, government/regulatory, leadership and industry expertise, sufficient to provide sound and prudent guidance with respect to the Company's operations and interests. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by the Nominating and Governance Committee.
The Board's Role in Risk Oversight
While the Company's management is responsible for the day-to-day management of risks, the Board of Directors has broad oversight responsibility for the Company's risk management programs. Company management is charged with adequately identifying material risks that the Company faces in a timely manner; implementing management strategies that are responsive to the Company’s risk profile and specific material risk exposures; evaluating risk and risk management with respect to business decision-making throughout the Company; and efficiently and promptly transmitting relevant risk-related information to the Board or appropriate committee, so as to enable them to conduct appropriate risk management oversight. The Board receives reports on enterprise risk management at least once a year.
The Board of Directors exercises risk management oversight and control, both directly and indirectly through board committees. The MDCC is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial risks, including the steps we take to monitor and mitigate these risks. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, manages risks associated with the independence of the Board of Directors, potential conflicts of interest and the governance of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and by the Co-Chief Executive Officers about the known risks to the Company's strategy and business.
Management Development and Compensation Committee Interlocks and Insider Participation
None of the members of the MDCC has ever served as an officer or employee of the Company while serving on the MDCC or has any relationships with the Company requiring disclosure below under the heading "Related Person Transactions." Mr. Callahan served from July to October 2017 as the Company's Interim Chief Executive Officer, but he did not serve on the MDCC during that period. In addition, Mr. McArthur served as the Company's Interim Chief Executive Officer from February to November 2023, but did not serve on the MDCC during that period. The following directors served on the MDCC during fiscal year 2024: Michael D. Robinson, Michael Callahan, Robert M. Tarola, Lynn Utter and Bruce Grooms. Since the beginning of the last fiscal year, no executive officer of the Company has served on the compensation committee or board of any company that employs a director of the Company.
Stock Holding Policy for Non-Employee Directors
The Board has established a stock holding policy that requires non-employee directors to retain at least 50% of the shares of Vista Outdoor common stock that they acquire as compensation for service on the Board until they own a number of shares of Vista Outdoor common stock equal in value to five (5) times the amount of the current annual cash retainer paid to members of the Board of Directors, or $475,000. The Nominating and Governance Committee of the Board reviews the stock ownership

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of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. Shares of Vista Outdoor common stock owned outright and restricted stock and deferred stock units granted under the Company's 2014 Stock Incentive Plan or 2020 Stock Incentive Plan are all counted for the purpose of meeting the stock ownership guideline and valued annually using an average of the 12 prior month end prices. All non-employee directors are currently in compliance with these guidelines.
Information About Our Executive Officers
The following table sets forth certain information with respect to Vista Outdoor's executive officers:

Name	Age	Title
Eric C. Nyman	51	Co-Chief Executive Officer
Jason R. Vanderbrink	46	Co-Chief Executive Officer
Andrew J. Keegan	40	Chief Financial Officer
Mark R. Kowalski	48	Controller and Chief Accounting Officer
Jeffrey A. Ehrich	46	Co-General Counsel and Corporate Secretary
Jung Choi	43	Co-General Counsel and Corporate Secretary
No family relationship exists among any of the executive officers or among any of them and any director of Vista Outdoor. There are no outstanding loans from Vista Outdoor to any of these individuals. Information regarding the employment history (in each case with Vista Outdoor unless otherwise indicated) of each executive officer, other than Messrs. Nyman and Vanderbrink, is set forth below.

Andrew Keegan

Prior to being appointed as Chief Financial Officer in 2023, Mr. Keegan served as the Vice President and Chief Financial Officer (Interim) from 2022 to 2023, Vice President of Corporate FP&A and Treasury from 2020 to 2022; CFO of Vista Outdoor’s Ammunition Business unit from 2017 to 2020; Vice President of Corporate Accounting from 2015 to 2017; and held increasing roles of responsibility within the finance department at ATK prior to Vista Outdoor’s Spin-off. Mr. Keegan began his career with Deloitte, where he worked from 2006 to 2012, and joined Vista Outdoor’s predecessor, ATK, in 2012. Mr. Keegan has undergraduate degrees in Accounting and Management from St. John’s University and has more than 15 years of experience in finance, accounting and treasury. Mr. Keegan also serves on the Board of Directors of the Vista Outdoor Foundation.

Chief Financial Officer since: November 2022
Age: 40

Mark R. Kowalski

Prior to being appointed as Controller and Chief Accounting Officer, Mr. Kowalski served as the Company’s Controller since January 2019 and as Interim Controller and Vice President, Tax from 2018 to January 2019, Vice President, Tax from 2016 to 2018 and Director, Tax from 2015 to 2016. Mr. Kowalski worked in the tax department at Orbital ATK, which spun-off its Sporting Group division to create Vista Outdoor, from 2002 to 2015. Mr. Kowalski earned his Bachelor of Science in Accounting and Masters of Taxation from the University of Minnesota. Mr. Kowalski is a certified public accountant.

Controller and Chief Accounting Officer since: November 2019
Age: 48

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Jeffrey A. Ehrich

Prior to being appointed as Co-General Counsel and Corporate Secretary in 2023, Jeffrey Ehrich served in a variety of roles with the Legal Departments of Vista Outdoor and its predecessor, ATK, which he joined in 2011. Mr. Ehrich was most recently promoted to Deputy General Counsel and Assistant Corporate Secretary in 2018. Prior to that, he served as Associate General Counsel from 2015 to 2018, Senior Counsel from 2013 to 2015, and Counsel from 2011 to 2015. Mr. Ehrich began his career as a police officer from 2000 to 2005, and obtained his law degree from William Mitchell College of Law in 2005. He served as a law clerk for the Minnesota Supreme Court, then as a commercial litigator at Leonard, Street, and Deinard before joining ATK.

Co-General Counsel and Corporate Secretary since: February 2023
Age: 46

Y. Jung Choi

Ms. Choi has served as Co-General Counsel and Corporate Secretary of Vista Outdoor since December 2023 and as General Counsel and Corporate Secretary of the Outdoor Products segment of Vista Outdoor since October 2023. Ms. Choi has over 15 years of diversified legal experience at publicly traded companies and in private practice. Prior to joining Vista Outdoor, Ms. Choi most recently served as General Counsel and Secretary of Boxed, Inc. (April 2022 to September 2023), the New York-based e-commerce grocery platform that sells bulk consumables and licenses its e-commerce software to enterprise retailers. Before Boxed, Inc., Ms. Choi held senior roles at Stanley Black & Decker, Inc. (August 2018 to April 2022), a diversified global provider of hand and power tools and industrial applications, and at Bristol-Myers Squibb, a global biopharmaceutical company. Ms. Choi began her legal career as a corporate associate at Davis Polk & Wardwell LLP in New York and Hong Kong. She received her J.D., cum laude, from Georgetown University Law Center, and her B.A. in Political Science and International Studies, cum laude, from Yale University.

Co-General Counsel and Corporate Secretary since: October 2023
Age: 43

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able of Contents
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
This Compensation Discussion and Analysis explains how our MDCC made decisions related to the compensation of our "named executive officers" for the fiscal year ended March 31, 2024 (referred to as "fiscal year 2024"). References to a “fiscal year” in this Compensation Discussion and Analysis section and in the Named Executive Officer Compensation Tables that follow refer to the fiscal year ended March 31 of that year.
Our "named executive officers" for fiscal year 2024 are:
•Gary McArthur, former Interim Chief Executive Officer
•Eric C. Nyman, Co-Chief Executive Officer and Director
•Jason R. Vanderbrink, Co-Chief Executive Officer and Director
•Andrew J. Keegan, Chief Financial Officer
•Mark R. Kowalski, Controller and Chief Accounting Officer
•Jeffrey Ehrich, Co-General Counsel & Corporate Secretary
•Jung Choi, Co-General Counsel & Corporate Secretary
In fiscal year 2024 the Company added several executive officers in preparation for the Separation.
Mr. Nyman was appointed as Chief Executive Officer of the Company's Revelyst segment and member of the Board of Directors effective August 21, 2023.
On October 23, 2023 Ms. Choi was appointed as General Counsel and Corporate Secretary of the Company's Revelyst segment.
Mr. McArthur served as Interim Chief Executive Officer from February 1, 2023 to November 30, 2023. Following his resignation as Interim Chief Executive Officer, Mr. McArthur was reappointed to his former board committee assignments. Upon the resignation of Mr. McArthur as Interim Chief Executive Officer, Mr. Nyman and Mr. Vanderbrink were appointed Co-Chief Executive Officers of the Company. Ms. Choi and Mr. Ehrich were appointed as Co-General Counsel and Corporate Secretary of the Company and Mr. Keegan was appointed as Chief Financial Officer.
The disclosure in this Compensation Discussion and Analysis section and in the Named Executive Officer Compensation Tables that follow describes several arrangements entered into in connection with the Transactions, certain of which (as indicated herein) are contingent upon the Closing. If the Closing does not occur, any such arrangements that are contingent upon the Closing will not be applicable. Upon closing of the Transactions, Mr. Nyman, Mr. Keegan, and Ms. Choi are expected to be employees of Revelyst, and Mr. Vanderbrink, Mr. Ehrich and Mr. Kowalski are expected to be employees of The Kinetic Group.
Vista Outdoor's Strategic and Financial Performance in Fiscal Year 2024
Fiscal year 2024 was a transformative year with the signing of the Merger Agreement, the hiring of key management at Revelyst and the kick-off of the GEAR Up transformation program all while navigating an uncertain macroeconomic backdrop.

We remained disciplined during the year and prioritized the health of our balance sheet.

Financial highlights include:
•Net sales of $2.7 billion
•We paid down $340 million of debt during the fiscal year and improved our net debt leverage ratio to 1.5x.
GEAR Up Transformation Program
During fiscal year 2024, we initiated the GEAR Up transformation program. GEAR Up is an efficiency and cost savings initiative program to accelerate growth and transformation within our Revelyst Outdoor Performance, Revelyst Adventure

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Sports, and Revelyst Precision Sports Technology reportable segments, which is driven by the following key elements:
•Simplification of the Business Model: Simplifying the structure of these reportable segments will accelerate them becoming an integrated house of iconic, high-performing outdoor brands that work together as one cohesive unit to form a globally branded company leveraging shared learnings and Centers of Empowerment to drive execution on a global, omni-channel growth strategy;
•Increased Efficiency and Profitability: Maximizing efficiency and streamlining operations through consolidation of current real estate footprint, back-office technology stack, supply chain and organizational structure; and
•Reinvestment in the Highest Potential Brands: Leveraging substantial opportunity to reinvest into the highest potential brands of these reportable segments to accelerate their growth and innovation pipelines.
We expect GEAR Up to deliver targeted annualized pre-tax operating profit improvements of approximately $100 million. The profit improvements began this fiscal year and we expect to realize $100 million of run rate cost savings by fiscal year 2027. We are estimating pre-tax restructuring charges of approximately $40 million to $50 million over the duration of the plan and expect these charges to be completed by fiscal year 2027. All restructuring charges will be recorded as corporate expenses, and not allocated to our reportable segments.
Stockholder Engagement and Responsiveness to Say on Pay Vote
    Our annual say on pay vote is one avenue for the Board to receive feedback from stockholders regarding our executive compensation program. At our 2023 annual meeting 82% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation. The feedback from this engagement is considered by, and continues to inform the MDCC in the design of our executive compensation programs.
    For fiscal year 2024, the MDCC maintained the features of our executive compensation program that aligned executive pay with the Company's performance and led to our successful say on pay vote in 2023. We will continue to conduct regular engagement with our stockholders with respect to executive compensation and other issues and endeavor to maintain this pay and performance alignment in the design of our compensation program for future years.
Executive Compensation Philosophy and Governance
Vista Outdoor's Executive Compensation Philosophy
The overall objective of the Company's executive compensation program is to align incentives with the primary goal of operating the Company to enhance long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders. Our pay philosophy is to attract the most talented executives and vest them with authority to execute the board-approved strategic and annual plans. The goal is to maintain pay for performance alignment and incentivize the right business decisions. In fiscal year 2024 in particular, the Board's compensation decisions have been viewed with a lens towards recruiting, retaining and rewarding top talent as we prepare for completing the Transactions and setting up the Revelyst and The Kinetic Group businesses for success post-Closing.

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Executive compensation decisions are based on three fundamental principles:

Compensation Should be Performance-Based	Incentive compensation is designed to drive strong financial performance with the intent of creating long-term stockholder value. Executive compensation varies in relation to the Company's financial performance and stock price performance.

Compensation Should Align Executive and Stockholder Interests	Vista Outdoor will achieve the best results for its stockholders when its executives act and are rewarded as owners in the business.
A significant portion of our total executive pay opportunities comes through equity-based incentives:
•67% of the total opportunity for our Chief Executive Officer role, and
•an average of 45% for our other named executive officers.
Executive officers, including the Co-Chief Executive Officers, are required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service or until such named executive officer holds Vista Outdoor common stock having an aggregate market value equal to or greater than five times base salary, in the case of the Chief Executive Officer, or three times base salary, in the case of other executive officers.

Compensation Opportunities Should be Competitive to Attract and Retain Quality Talent
Vista Outdoor must offer a competitive total compensation package in order to attract and retain a talented executive leadership group. To ensure that we remain competitive and promote executive retention, Vista Outdoor regularly reviews competitive market information for both direct and indirect compensation with advice from our independent compensation consultant, FW Cook.

Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked annually against a company specific peer group as well as other third-party compensation surveys to ensure that our executive compensation program is competitive.
Governance of the Executive Compensation Program at Vista Outdoor
The MDCC consists entirely of independent directors and is responsible for setting the Company's compensation policies and approving the compensation paid to executive officers. The MDCC considers the advice and recommendations of members of our executive team in making its determinations regarding executive compensation. All compensation decisions, however, are made by the MDCC in its sole discretion. We strive to ensure that our executive compensation program encompasses best practices in the market and good governance. This reduces risk and increases the alignment between our executive compensation program and the interests of our stockholders.
    The MDCC has retained the services of an independent compensation consulting firm, FW Cook, to assist with its responsibilities. FW Cook reports only to the MDCC and the only services it provides to the Company are pursuant to its engagement as independent compensation consultant to the MDCC. As provided in its charter, the MDCC has the authority to determine the scope of FW Cook’s services and may terminate their engagement at any time. The MDCC reviewed FW Cook’s independence under Securities and Exchange Commission and NYSE rules and determined there was no conflict of interest. The consultant provides the MDCC with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and stockholders, and to keep the MDCC informed as to compensation trends and regulatory developments affecting public companies in general and those operating in our industries.

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Overview of Compensation Best Practices at Vista Outdoor
    The MDCC regularly reviews executive compensation best practices and makes changes to the Company’s programs as appropriate. Our program reflects best practices as follows:

What We Do:		What We Don't Do:
Emphasize pay for performance to align executive compensation with our business strategy and promote creation of long-term stockholder value.	X	No excessive perquisites are provided to our executives.
Seek direct feedback from our stockholders on our executive compensation practices and take that feedback into consideration when making compensation decisions.	X	No excessive supplemental retirement benefits.
Ensure that a significant portion of executive compensation is tied to the achievement of pre-determined and measurable performance goals that are tied to the Company's strategic and financial objectives.	X	No front-loaded incentive awards, which would limit the MDCC’s ability to adjust future pay opportunities.
Impose a recoupment (clawback) policy that complies with the requirements of the NYSE and the Dodd-Frank Act.	X	No hedging or pledging of Vista Outdoor stock by our directors and officers, pursuant to our anti-hedging and anti-pledging policies.
Impose a robust stock ownership requirement for our executive officers.	X	No stock options are granted with an exercise price below market value on the date of grant.
Design compensation programs with controls to mitigate risk.	X	No repricing of equity awards without stockholder approval.
Include a double-trigger provision in our change in control severance plan.	X	No tax gross-ups paid on change in control benefits.
Retain a compensation consultant to provide independent, third-party advice on executive compensation.
Regular competitive benchmarking using multiple sources of data including peer group pay as a reference point to determine total target compensation.
Hold a “say on pay” advisory vote on executive compensation annually.
Determination of Compensation
Before the MDCC approves compensation for the Company's named executive officers for a fiscal year, it reviews the Company's executive compensation program to (1) benchmark ongoing market competitiveness and (2) evaluate the alignment between compensation and overall Company and individual performance. The MDCC relies on the Co-Chief Executive Officers to provide evaluations of the performance of our executives, and the MDCC evaluates the performance of our Co-Chief Executive Officers.
    In consultation with the independent compensation consultant, the MDCC developed a peer group of business competitors of comparable size (referred to as the Compensation Peer Group) to benchmark executive compensation for officers in similar positions at comparable companies. Key characteristics of the Compensation Peer Group include:
•Size Appropriate – comparable in size (considering revenue, market capitalization, and other financial measures).
•Multiple Product Spaces – product lines catering to a wide variety of end-consumers.
•Portfolio of Brands – active management of multiple brands.
•Manufacturing Component – clear in-house manufacturing capabilities and the associated management tasks.

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In fiscal year 2024 the MDCC, with the guidance of FW Cook, elected to make no changes to the 2023 peer group. This decision was made to maintain year-over-year consistency and to reinforce the continued alignment with the Company's growth profile and business portfolio. The Company's peer group consists of the following 18 companies:

Polaris	Carter's
Tapestry	Deckers Outdoor
Hanesbrands	Spectrum Brands Holdings
Hasbro	G-III Apparel Group
Brunswick	Energizer Holdings
Mattel	Wolverine World Wide
Under Armour	Helen of Troy
Garmin	Acushnet Holdings
Topgolf Callaway Brands	Tupperware Brands
The 18 companies comprising the fiscal year 2024 Compensation Peer Group have a median revenue of approximately $3.6 billion. The MDCC believes that the total median pay opportunity for our Co-Chief Executive Officers, and other officers for whom we leverage proxy pay data, remains within the competitive range compared to the Compensation Peer Group.
The MDCC may make changes to the Compensation Peer Group for purposes of evaluating the competitiveness of the Company's executive compensation program for future periods. The MDCC retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company's Co-Chief Executive Officers is determined solely by the MDCC, with information and support from its independent compensation consultant.
In addition to the Compensation Peer Group, the MDCC also considers reported pay data from leading third-party compensation surveys, as well as assessments of the officers' performance.
Elements of the Company's Executive Compensation Program
The primary elements of the Company's executive compensation program are:

Compensation Element	Fundamental Principle Served	Objective	Competitive Positioning
Base salary	Designed to attract, motivate and retain highly capable talent	To provide a fixed level of cash compensation for sustained individual performance, based on level of responsibility, performance, and experience	Targeted at or around the 50th percentile of the market data described above
Annual incentive	Performance based/aligned with business outcomes and stockholder interests	To focus attention on and reward executives for their contributions to the Company's annual financial and operational performance	Opportunities are targeted at or above the 50th percentile of the market data to emphasize variable compensation
Long-term incentive	Performance based/aligned with stockholder interests and long term retention of key talent	To align management's interests with those of the Company's stockholders through the use of stock incentive programs that help drive stockholder value over time and support retention of our executives	Award values are targeted at or around the 50th percentile of the market data described above
Benefits	Designed to provide key executives with incentives beyond pay	To provide a competitive total rewards program and support the retention and health of key executive talent	In line with peers and general market
Perquisites	Designed to attract and retain quality talent	Minimal benefits, with careful consideration to only those where perceived benefit by the executive is greater than the cost to the Company	In line with peers and general market
The various elements afford flexibility in designing an executive compensation package and allow the MDCC to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the

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MDCC meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company's executive officers for the following fiscal year. The MDCC approves all grants of equity awards to named executive officers, and Vista Outdoor does not backdate, reprice or grant equity awards retroactively.
The MDCC has designed the Vista executive compensation program to attract, motivate, and retain key talent, which is necessary to create long-term stockholder value. The MDCC re-examines the design of the program to evaluate its effectiveness and make any changes it determines necessary to better align it with our strategy and compensation philosophy. This year, the MDCC continued to solicit specific feedback from several of our stockholders to gain important insight and help the MDCC's efforts to refine the alignment of our compensation arrangements with the interests of our stockholders. As a result, significant elements of our executive officers' compensation continue to be tied to financial and operating performance and are intended to drive sustained long-term stockholder value. For our fiscal year 2024 compensation program, long-term incentives were delivered in the form of PSUs and RSUs. The structure of our executive compensation program is outlined below.

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Compensation for Fiscal Year 2024
Overview

FY24 Total Annual Compensation
Base Salary
Annual Cash Incentive
Long-Term Incentive
Restricted Stock (40%)
Performance Shares (60 %)
Performance-Based
Time-Based

Base Salaries
    The MDCC conducted its annual review of fiscal year 2024 base salaries at the MDCC's March 2023 meeting for each executive officer employed by us as of that time, reviews for Mr. Nyman and Ms. Choi when they were hired and ongoing reviews for Messrs. Vanderbrink, Ehrich and Keegan as the Company was finalizing its preparations for the Separation. The MDCC considered potential base salary actions in light of the Company's business environment at the time along with market data from the Company's peer group and other compensation survey sources. After careful consideration and in light of the strong performance of the Company and its named executive officers during fiscal year 2023, or, in connection with promotions or, for named executives hired during fiscal year 2024, in connection with their hiring, the MDCC approved the base salaries for the named executive officers as described below for fiscal year 2024.

Name	Base Salary for FY2024
Gary L. McArthur (1)	$1,080,000
Eric C. Nyman	$1,200,000
Jason R. Vanderbrink (2)	$1,200,000
Andrew J. Keegan (3)	$470,000
Mark R. Kowalski	$345,000
Jeffrey A. Ehrich (4)	$395,000
Y. Jung Choi	$450,000
(1) Mr. McArthur received a monthly supplemental stipend of $90,000, or $1,080,000 annualized, in lieu of receiving a base salary through his term as Interim Chief Executive Officer. Mr. McArthur resigned from Interim Chief Executive Officer effective November 30, 2023.
(2) On July 20, 2023, in recognition of his ongoing contributions to the Company and his role as Chief Executive Officer at The Kinetic Group upon the Separation, Mr. Vanderbrink's salary was increased to the amount reported.
(3) Mr. Keegan's base annual salary was $315,000 with an additional monthly stipend of $12,000 during his term as Chief Financial Officer (Interim) from April 1, 2023 to July 25, 2023, and was increased to the reported amount in recognition of the critical role he plays in the success of the Company and his future role with Revelyst upon the Separation.

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(4) Mr. Ehrich's base annual salary was $290,000 with an additional monthly stipend of $10,000 during his term as General Counsel and Corporate Secretary (Interim) from April 1, 2023 to July 25, 2023, and was increased to the reported amount in recognition of the critical role he plays in the success of the Company and his future role with The Kinetic Group upon the Separation.
Annual Cash Incentive Compensation for Fiscal Year 2024
Annual cash incentive compensation for our executive officers, other than Mr. Vanderbrink, is paid under the Company's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. As it did in prior years, for fiscal year 2024 the MDCC established performance targets for our corporate executive officers (the "Corporate Plan") based on the Company's consolidated operating income and free cash flow, each adjusted to exclude certain items previously approved by the MDCC.
Operating income for the Company's Corporate Plan is defined as operating income as determined by Generally Accepted Accounting Principles ("GAAP"), excluding the impact of acquisitions during the fiscal year and subject to certain adjustments approved by the MDCC and consistent with adjustments applied to the Company’s GAAP results for purposes of publicly reporting the Company’s non-GAAP operating income for fiscal year 2024. Free cash flow for the Corporate Plan is defined as cash provided from operations less capital expenditures, excluding the impact of acquisitions during the fiscal year and subject to certain adjustments approved by the MDCC and consistent with adjustments applied to the Company’s reported results for purposes of publicly reporting the Company’s free cash flow for fiscal year 2024.
Mr. Vanderbrink participates in The Kinetic Group business unit performance-based annual cash incentive plan (the "Kinetic Group Plan"). For the fiscal year 2024 Kinetic Group Plan, the MDCC established performance targets based on The Kinetic Group operating income, The Kinetic Group FCF, The Kinetic Group Net Sales, The Kinetic Group Direct-to-Consumer Net Sales, along with Corporate operating income and Corporate free cash flow.
The performance goals under the Corporate Plan were weighted 70% on the Company’s operating income and 30% on the Company’s free cash flow. For The Kinetic Group Plan, the MDCC weighted The Kinetic Group operating income at 35%, The Kinetic Group Net Sales at 25%, The Kinetic Group Direct-to-Consumer sales at 5% and The Kinetic Group free cash flow at 15%, with Corporate operating income weighted at 14% and Corporate free cash flow weighted at 6%.
Of the two targets for the Corporate Plan, the MDCC weighted operating income more heavily because the MDCC views operating income as the key indicator of financial performance for the Company's business. The MDCC continues to believe that free cash flow generation is an important indicator of the Company's working capital efficiency and critical to maintaining conservative financial leverage. The target level of performance established for each performance goal was based on the Company's financial performance expectations for fiscal year 2024. The target levels of performance were considered by the MDCC and management to be rigorous and challenging but achievable when set.
The fiscal year 2024 Corporate operating income established by the MDCC represented a decrease over the Company's 2023 corporate adjusted EBIT achievement, which the MDCC believed to be appropriate in light of significant economic and operational uncertainty related to the challenging macroeconomic environment impacting consumer discretionary spending and increases in raw material, shipping costs and other inflationary pressures, which existed at the time the targets were established in April 2023. The fiscal year 2024 corporate free cash flow target established by the MDCC reflected a decrease over the Company's fiscal year 2023 free cash flow achievement, reflecting a reduction in net income partially offset by improving working capital position as business normalized. The MDCC believes that the free cash flow target, when set, struck an appropriate balance between prioritizing continued cash flow generation and supporting the Company's business needs.
The fiscal year 2024 The Kinetic Group Plan sales, direct to consumer sales ("DTC") and free cash flow targets established by the MDCC represented a decrease over the financial performance achieved by The Kinetic Group business unit for fiscal year 2023. The operating income target was lower than EBIT achieved in the prior year, which reflected increased commodity and freight costs and a normalization of the ammunition market that existed at the time the targets were established. The MDCC believed that the targets were appropriate as a result of these factors.
The target levels of performance established for the Corporate Plan and The Kinetic Group Plan were considered by the MDCC and management to be challenging but achievable when established. In a very challenging year with the macroeconomic impacts reducing demand and significant inflationary pressures on costs, Corporate operating income and The Kinetic Group operating income were 16.7% and 0.7% below their targets, respectively. Additionally, the MDCC believes that the incentives created by the fiscal year 2024 annual cash incentive plans had a positive effect of aligning pay with performance, as Corporate free cash flow and The Kinetic Group free cash flow achieved for fiscal year 2024 both exceeded the targets set by the MDCC by 33.3% and 16.7% respectively.

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See Annex A for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
In May 2024, the MDCC evaluated the Company's results against each of the performance goals for the Corporate Plan for fiscal year 2024 and determined that the Company's operating income achieved in fiscal year 2024 was below the established target performance goal for operating income and the Company's free cash flow achieved in fiscal year 2024 was above the established maximum performance goal, resulting in an overall payout of 87.5% of target for Messrs. Keegan, Kowalski, Nyman, Ehrich and Ms. Choi.
    The Company's consolidated financial results, as adjusted for purposes of determining achievement under the Corporate Plan, were as follows:

Corporate Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement
Operating Income	70%	$345.7	$432.2	$475.4	$360.0
Free Cash Flow	30%	$253.0	$316.3	$347.9	$421.5
See Annex A for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
The MDCC evaluated The Kinetic Group business unit's results against each of the performance goals for The Kinetic Group Plan for fiscal year 2024 and determined that the business unit's financial performance was slightly below target for The Kinetic Group operating income, below threshold for The Kinetic Group direct-to-consumer sales, and above maximum for The Kinetic Group free cash flow. As described above, Corporate Operating Income achieved for fiscal year 2024 was below target and Corporate free cash flow was above maximum. These results resulted in an overall payout of 104.54% of target for Mr. Vanderbrink. The overall results were as follows:

The Kinetic Group Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement (1)
TKG Operating Income	35%	$314.7	$393.4	$413.0	$390.8
TKG FCF	15%	$264.2	$330.2	$346.7	$385.5
TKG Net Sales	25%	$1,200.0	$1,500.0	$1,575.0	$1,452.6
Corporate Operating Income	14%	$345.7	$432.2	$475.4	$360.0
Corporate Free Cash Flow	6%	$253.0	$316.3	$347.9	$421.5
    (1) An additional 5% could have been earned for strategic goals relating to The Kinetic Group Direct to Consumer sales, which were not achieved and thus did not contribute to the payout. The annual incentive plan achievement includes the same adjustments applied to the Company’s reported results for purposes of reporting the Company’s non-GAAP adjusted Operating Income and free cash flow for fiscal year 2024, as well as adjustments to remove the impact of acquisitions completed in fiscal year 2023 and additional compensation costs incurred in preparation for the Transactions.
The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the MDCC, and the actual cash incentive paid for fiscal year 2024 performance to each of the named executive officers:

	FY2024 Annual Cash Incentive Amounts			Actual(1)
	Threshold	Target (2)	Maximum	Incentive Paid (3)	Achievement %
Gary L. McArthur	$270,000	$1,080,000	$2,160,000	$631,756	87.50%
Eric C. Nyman	$300,000	$1,200,000	$2,400,000	$1,050,050	87.50%
Jason R. Vanderbrink	$300,000	$1,200,000	$2,400,000	$1,254,460	104.54%
Andrew J. Keegan	$82,250	$362,341	$658,000	$317,049	87.50%
Mark R. Kowalski	$38,813	$155,250	$310,500	$135,844	87.50%
Jeffrey A. Ehrich	$59,250	$260,815	$474,000	$228,213	87.50%
Y. Jung Choi	$78,750	$315,000	$630,000	$275,625	87.50%

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(1) As described in the Section " - 280G Mitigation Actions Related to the Transactions", a portion of the incentive payments to Messrs. Vanderbrink, Nyman and Ehrich that otherwise would have been paid in calendar year 2024 were accelerated and paid in calendar year 2023 to reduce the potential for adverse tax consequences imposed by Section 280G of the Internal Revenue Code in connection with the Transactions, in the following amounts: $900,000 to Mr. Vanderbrink, $360,000 to Mr. Nyman and $71,100 to Mr. Ehrich. Total payout for Mr. Keegan and Mr. Ehrich includes stipend for interim roles as part of the FY24 payout.

(2) On July 26, 2023, in connection with their compensation increases the AIP target for Mr. Keegan was increased from 40% to 70% and for Mr. Ehrich from 40% to 60%. Payout for Messrs. Keegan and Ehrich was based on their new salary plus the stipend each received for taking on interim roles. In connection with her hiring the Company agreed to pay Ms. Choi's AIP based on full year performance.

(3) The amount reflected for Mr. McArthur was prorated for the period of April 1, 2023 to November 30, 2023 based on his length of service as the Company's Interim CEO.
Long-Term Incentive (LTI) Compensation for Fiscal Year 2024
The MDCC determines the framework and goals for the Company's LTI compensation program. Each year, the MDCC considers the elements and structure of the Company's LTI compensation program and evaluates its effectiveness at aligning management incentives with the Company's long-term strategic and financial goals. For executive officers in their role at the beginning of fiscal year 2024, the MDCC continued to grant a majority of the annual LTI awards in the form of PSUs to better align the LTI program with the financial and profitability goals of the Company's growth plan. For fiscal year 2024 grants, 60% of the total value of the LTI awards granted to executive officers were made in the form of PSUs and 40% was granted in the form of RSUs. Ms. Jung Choi was hired after the start of the fiscal year and therefore only awarded RSUs due to time elapsed since the beginning of the relevant performance period and due to the expected timing of closing the Transactions. See " - Treatment of Outstanding Equity Awards in Connection with the Transactions" describing the treatment of PSUs to RSUs in connection with and contingent upon the Closing.
The key elements and objectives of the fiscal year 2024 LTI program for the Company's executive officers are shown below. The LTI awards described in the table below (PSUs and RSUs) are intended to form a significant part of each executive officer's fiscal year 2024 compensation package. The dollar value of fiscal year 2024 RSU awards and fiscal year 2024-2026 PSU awards were approved by the MDCC in the final month of fiscal year 2023 and translated into a corresponding number of Vista Outdoor common shares based on the closing stock price on the date the awards were granted. RSU awards for fiscal year 2024 were granted in March of 2023 and thus appear in the Summary Compensation table as 2023 compensation, and are not included in the Grants of Plan-Based Awards table provided in this proxy statement, but are included in the Grants of Plan-Based Awards table in the proxy statement for our fiscal year 2023 Annual Meeting of Stockholders.

Type of Award	LTI Mix (% of Total Opportunity)	Objectives	Key Terms
PSUs	60%	Balancing earnings growth as well as market returns	Service-based vesting conditions and measured over a three-year period: (1) cumulative three-year EPS growth for fiscal years 2024-2026, with payment assessed at the end of the three-year performance period (50% weighting); and (2) net sales growth for fiscal years 2024-2026, with payment assessed at the end of the three year performance period (50% weighting), modified by relative total stockholder return (rTSR): three-year return compared to the S&P Small Cap 600 Index (excluding companies in the Financial sector) (+/- 20%).
RSUs	40%	Retention, with underlying value driven by stock-price performance	Service-based vesting over a three-year period in equal annual installments.

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Performance Share Units: Metrics for the Fiscal Year 2024-2026 Performance Period
As noted above, for the fiscal year 2024-2026 performance period, the MDCC selected two performance metrics, EPS growth and net sales growth, equally weighted, modified by relative total stockholder return (rTSR), to incentivize management to deliver meaningful progress toward the profitability and other goals of the Company's growth plan. The MDCC believes that these performance metrics and their relative weighting provide a strong balance between (a) growth and returns, (b) financial performance and market performance, and (c) absolute performance and relative performance. The metrics and their relative weighting are described in more detail below:

Component	Weight	Metric
EPS Growth	50%	Final payouts under the PSUs are based on average annual achievement against the fiscal year 2024-2026 targets at the end of the performance period. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts are determined as follows:
			% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
Net Sales Growth	50%	Final payouts under the PSUs are based on the average annual achievement against the fiscal year 2024-2026 targets at the end of the performance period. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts are determined as follows:
			% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
rTSR	Modifier	rTSR will be calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period. The rTSR modifier will not result in a total award payout that exceeds 200% of target and no positive TSR modification will occur if Vista Outdoor's TSR is negative. Vista Outdoor's results will be compared to the S&P Small Cap 600 Index (excluding companies in the financial sector) to determine the modifier of the payout as follows:
			Percentile Achievement	Calculated Modifier
		Threshold	At or Below the 25th	(20)%
		Target	26th to 74th	—%
		Maximum	At or Above the 75th	20%
For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum of 200%, as applicable. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established.
When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:
•charges for extraordinary items and other unusual or non-recurring items of loss or gain;
•asset impairments;
•litigation or claim judgments or settlements;
•changes in the Internal Revenue Code or statutory tax rates;
•changes in accounting principles (including the impact of any changes in accounting policies);
•changes in other laws or regulations affecting reported results;
•charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

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•gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt, including the operating results of any business acquired or disposed of in the year of such acquisition or disposal; and
•foreign currency exchange gains or losses.
The table below shows the total number of fiscal year 2024-2026 PSUs awarded to our named executive officers at target performance, and their target total value as approved by the MDCC:

Name	Target FY 2024-2026 Performance Share Units: Number of Shares Represented	Target FY 2024-2026 Performance Share Units: Award Value (1)
Gary L. McArthur	—	$0
Eric C. Nyman	98,192	$2,879,971
Jason R. Vanderbrink	101,343	$2,703,140
Andrew J. Keegan (2)	3,751	$92,425
Mark R. Kowalski	4,108	$101,221
Jeffrey A. Ehrich (2)	3,453	$85,082
Y. Jung Choi	—	$0
(1) See the section "- Treatment of Outstanding Equity Awards in Connection with the Transactions" for the treatment of PSUs in connection with and contingent upon the Closing.
(2) PSU awards for Messrs. Ehrich and Keegan were based on their Base Salary at the time of the awards, and on July 25, 2023, each received incremental LTI awards solely in the form of RSUs in light of their compensation increases.

Payout of Fiscal Year 2022-2024 PSUs
In April 2022, PSUs were granted to Messrs. Vanderbrink and Kowalski for the performance period from April 1, 2022 through March 31, 2024 and were contingent on the Company achieving the following performance goals:

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Component	Weight	Metric
Earnings Per Share (EPS) Growth (1)	50%
Three-year average of EPS growth percentage target, with payment assessed at the end of the three performance periods. Final payout of the PSUs were based on the annual achievement level to determine the payout as follows:

			Targets	% of Target	% of Target Payout
		Target	-5.3%	100%	100%
		Maximum	-4.4%	110%	200%
		Annual Breakdown	Annual Targets	Annual Achievement
		FY22	(21.0)%	121.2%
		FY23	1.7%	(20.4)%
		FY24	3.4%	(21.6)%
		Total		26.4%
		Achievement		200.0%
		Weighted Payout		100.0%

Net Sales Growth (1)	50%
Three year annual average of Net Sales growth target, with payment assessed at the end of the three performance periods. Final payout of the PSUs were based on the annual achievement level against to determine the payout as follows:

			Targets	% of Target	% of Target Payout
		Target	4.7%	100%	100%
		Maximum	5.1%	110%	200%
		Annual Breakdown	Annual Targets	Annual Achievement
		FY22	8.0%	32.6%
		FY23	3.0%	(14.6)%
		FY24	3.0%	11.1%
		Total		2.3%
		Achievement		—%
		Weighted Payout		—%

Relative Total Stockholder Return (rTSR)	Modifier	rTSR was calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period. The rTSR modifier was not used because total award payout exceeded 200% of target. Vista Outdoor's results were compared to the S&P Smallcap 600 Index (excluding companies in the financial sector) to determine the payout as follows:
			Percentile Achievement		Calculated Modifier
		Threshold	At or below the 25th percentile		(20)%
		Target	26th percentile to 74th percentile		—%
		Maximum	At or above the 75th percentile		20%

		TSR		47.5%
		Modifier Achievement		0%
		Modified Total Achievement (2)		100%
Final Payout					100%

(1) Amounts exclude Stone Glacier, Fiber Energy, Foresight, QuietKat, Hevi-Shot, Fox Racing, and Simms Fishing results.
(2) 200% maximum payout per plan guidelines.
Based on the Company’s performance results for fiscal years 2022-2024, the MDCC determined that the following fiscal year 2022-2024 PSUs had been earned at 100% of target and approved the following share payout amounts:

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Fiscal Year 2022-2024 PSUs
	Target PSU Target Shares	Overall Payout	# Shares Issued on Settlement
Gary L. McArthur	—
Eric C. Nyman	—
Jason R. Vanderbrink	12,698	100%	12,698
Andrew J. Keegan	—
Mark R. Kowalski	3,240	100%	3,240
Jeffrey A. Ehrich	—
Y. Jung Choi	—

Other Cash and Equity Awards
In connection with Mr. Nyman’s appointment as Chief Executive Officer of the Outdoor Products segment of the Company, and his commencement of employment with the Company, the Company granted to Mr. Nyman sign-on equity awards consisting of RSUs with a grant date value of $3 million, which will vest in installments on the first three anniversaries of Mr. Nyman’s commencement of employment on August 21, 2023, subject to continued employment through such date (the “Nyman Sign-On Award”).
In connection with Ms. Choi’s appointment as General Counsel and her commencement of employment, the Company granted to Ms. Choi a one-time cash sign-on award equal to $100,000, subject to repayment if she terminates employment within 24 months, and a one-time sign-on RSU award with a grant date value of $261,500, which will vest in three equal installments on the first, second, and third anniversaries of the grant date and is subject to continued employment through such date (the “Choi Sign-On Award”).
In addition, in connection with promotions or appointments of executive officers who were employed as of the start of fiscal year 2024, during fiscal year 2024, the Company granted make-whole awards to such officers to reflect increased long term incentive targets. The timing and amounts of these awards are described in more detail in the "Named Executive Officer Compensation Tables - Grants of Plan-Based Awards (2024) Table" below.
In fiscal year 2023, the MDCC approved the payment of certain equity awards to Messrs. Vanderbrink, Keegan, Kowalski and Ehrich to help retain talent and ensure a successful Separation (“Separation Awards”). The Separation Awards are subject to the recipient's continued employment with the Company through the respective vesting dates as follows: 25% were RSUs that vested on the first anniversary of the grant date regardless of the execution of the Separation, and 75% are PSUs that vest on the second anniversary of the grant date contingent on the execution of the Separation. The timing and amounts of these awards are described in more detail in the "Named Executive Officer Compensation Tables - Outstanding Equity Awards at Fiscal Year-End (2024) Table" below.
In connection with entering into the Merger Agreement, the MDCC approved a cash-based key talent retention program (the "Special Retention Awards") equal to 100% of their fiscal year 2024 Base Salary for the benefit of certain employees of Vista Outdoor to be employed by The Kinetic Group following the Closing, including Messrs. Kowalski and Ehrich. The first half of the key talent retention program awards were paid within 30 days following the execution of the Merger Agreement and the remainder will be payable on the date that is 18 months after the execution of the Merger Agreement, regardless of whether the Closing occurs. In the event a participant in the key talent retention program is terminated without cause prior to the payment of the second installment, any unpaid amounts will become subject to accelerated vesting and become payable.
Treatment of Outstanding Equity Awards in Connection with the Transactions
Contingent upon the Closing and effective as of the Effective Time (as defined in the Merger Agreement), Company equity awards held by any employee who is not a Revelyst Employee (as defined below) as of immediately prior to the Effective Time, including each former employee of the Company, or any non-employee director as of immediately prior to the Effective Time who is not a Continuing Non-Employee Director (as defined below) will vest and be canceled in exchange for a lump-sum cash payment equal to the closing price per share of Company shares trading during the last full trading session immediately before the date of the Closing (the "Vista Outdoor Pre-Closing Stock Price,") in the case of stock options, less the applicable exercise price per share of such option and, in the case of PSUs, with performance conditions deemed achieved as of the date of the Closing, as applicable, at (i) 100% of target performance, in respect of fiscal year 2024-2026 awards and Separation Award PSUs and (ii) 33.33% of target performance, in respect of fiscal year 2023-2025 awards; provided that, each

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Company Rollover RSU (as defined below) will be canceled and converted into a restricted cash award at the Vista Outdoor Pre-Closing Stock Price, subject to the same terms and conditions as the corresponding RSU to which it relates, including vesting terms. For these purposes, “Company Rollover RSU” means a Company RSU that is designated to be converted into restricted cash awards to the extent necessary to avoid adverse tax consequences to applicable employees of The Kinetic Group and the Company under Sections 280G and 4999 of the Internal Revenue Code.
Contingent upon the Closing and effective as of immediately prior to the Effective Time, each Company equity award held by any employee of Revelyst and its subsidiaries as of immediately prior to the Effective Time (each, a "Revelyst Employee") or any non-employee director of the Company as of immediately prior to the Effective Time who, immediately following the Effective Time, becomes a non-employee director of Revelyst (each, a "Continuing Non-Employee Director") will be assumed by Revelyst and converted into an equivalent award in respect of Revelyst common stock based on the number of shares subject to such award multiplied by the Revelyst Conversion Ratio, in the case of Revelyst options, with an exercise price per share that preserves the fair value of the award following the Transactions; provided that, for each PSU held by a Revelyst Employee, performance conditions will be deemed achieved as of the date of the Closing, as applicable, at (i) 100% of target performance, in respect of fiscal year 2024-2026 awards and Separation Award PSUs and (ii) 33.33% of target performance, in respect of fiscal year 2023-2025 awards (other than specified PSU awards, which will instead be converted into a Revelyst PSU based on the target number of shares subject to such award multiplied by the Revelyst Conversion Ration). After the Closing, each substituted Revelyst equity award will be subject to substantially the same terms and conditions as the original Company award to which it relates, and the vesting of the award will be based on continued service with Revelyst. "Revelyst Conversion Ration" means a fraction, the numerator of which is the Vista Outdoor Pre-Closing Stock Price, and the denominator of which is the opening price per share of Revelyst shares, trading on the NYSE on the date of the Closing (or, if the date of the Closing is not a trading day on the NYSE, on the first trading day following the date of the Closing).
280G Mitigation Actions Related to the Transactions
Based on an analysis conducted in connection with the Transactions, both the Company and each of Messrs. Vanderbrink, Nyman and Ehrich would potentially have been subject to the adverse tax consequences imposed by Section 280G of the U.S. Internal Revenue Code in connection with the Transactions. Therefore, to mitigate the expected impact of these adverse tax consequences and to preserve the retentive value of the executives’ equity and other compensation, the MDCC approved the early payment or accelerated vesting, as applicable, in December 2023 to Messrs. Vanderbrink, Nyman and Ehrich of certain amounts each was entitled to receive in calendar year 2024. The MDCC made this decision in consultation with a leading 280G consulting firm, its independent compensation consultant and outside legal counsel in executive session without the participation of any affected executive. In each instance the amounts accelerated or paid early ultimately did not exceed the actual amounts to which the executives were actually entitled. The Table below shows the value of the equity and annual incentive payments accelerated:

Acceleration
	Type	Accelerated Payout Date	# of Units	Value
Eric Nyman	AIP	12/03/2023	N/A	$360,000
	RSUs	12/15/2023	21,820	$638,017
		Total		$998,017
Jason Vanderbrink	AIP	12/03/2023	N/A	$900,000
	RSUs	12/15/2023	2,822	$82,515
	RSUs	12/15/2023	3,109	$90,907
	RSUs	12/15/2023	12,799	$374,243
	RSUs	12/15/2023	9,722	$284,271
		Total		$1,731,936
Jeffrey Ehrich	AIP	12/03/2023	N/A	$71,100
	RSUs	12/15/2023	679	$19,854
	RSUs	12/15/2023	733	$21,433
	RSUs	12/15/2023	767	$22,427
	RSUs	12/15/2023	5,863	$171,434
		Total		$306,248

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Fiscal Year 2025 Compensation Decisions
Base Salaries for Fiscal Year 2025
The MDCC conducted its review of our executive officers' base salaries at the MDCC's March 2024 meeting. The MDCC considered potential base salary actions in light of the Company’s current business environment and market data from peer group and other compensation survey sources. The compensation analysis presented by the compensation consultant indicated that the total target annual compensation, including base salaries, for several of our named executive officers were close to other companies within our peer group. Therefore, after careful consideration base salaries for named executive officers did not change from fiscal year 2024, to fiscal year 2025.
The table below reflects the fiscal year 2025 base salaries for our fiscal year 2024 named executive officers, who remained executive officers at the end of fiscal year 2024.

Name	Base Salary for FY2025
Eric C. Nyman	$1,200,000
Jason R. Vanderbrink	$1,200,000
Andrew J. Keegan	$470,000
Mark R. Kowalski	$345,000
Jeffrey A. Ehrich	$395,000
Y. Jung Choi	$450,000
Annual Cash Incentive Compensation for Fiscal Year 2025
In April 2024, the MDCC established the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2025. The MDCC decided to set annual performance targets based on the Company's current expectations for fiscal year 2025 for the financial measures described below.
The MDCC determined that Company EBITDA and free cash flow are the appropriate measures to incentivize executive officers who participate in the Company's Corporate Plan and drive the company's strong overall profitability and cash generation in fiscal year 2025. The Vista Outdoor Plan will be 70% EBITDA and 30% Free Cash Flow, with Company EBITDA defined as net income removing the impact of income tax, interest, depreciation and amortization, and free cash flow is defined as cash provided from operations less capital expenditures. The Consolidated Revelyst Plan (based on the combined results of the reportable segments Revelyst Adventure Sports, Revelyst Outdoor Performance and Revelyst Precision Technology) is 70% Revelyst EBITDA and 30% Revelyst free cash flow. Revelyst EBITDA is the operating income removing depreciation and amortization and Revelyst free cash flow is operating cash less capital expenditures. The Consolidated TKG Segment Plan is 100% EBITDA which is the operating income of The Kinetic Group reportable segment plus specifically allocated corporate costs removing the impact of depreciation and amortization.
The performance goals established for Eric Nyman, Andrew Keegan and Jung Choi are weighted at 80% consolidated Revelyst Plan and 20% Vista Outdoor Plan. Jason Vanderbrink, Jeffrey Ehrich, and Mark Kowalski are weighted 80% TKG Segment Plan and 20% Vista Outdoor Plan.
The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2025. The target levels of performance were considered by the MDCC and management to be challenging but achievable when set. Vista Outdoor is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.
    Actual performance will be measured following the end of the performance period or, if earlier, the completion of the Separation (in which case projected actual achievement will be pro-rated). The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.
As part of the annual review of individual executive officer compensation levels, the MDCC reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for target performance for each executive officer. In order to incentivize our executive officers to continue the Company's strong financial performance, to better align compensation with peer group compensation, to retain and motivate key employees as the Company prepares for the Separation, and to compensate executives for added responsibilities, for fiscal year 2025 the MDCC approved a target annual incentive opportunity for Messrs. Nyman, Keegan, Vanderbrink, Ehrich and Kowalski and Ms. Choi as follows.

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Name	Fiscal Year 2025 Annual Cash Incentive Targets (as % of base salary)
Target
Eric C. Nyman	100%
Jason R. Vanderbrink	100%
Andrew J. Keegan	100%
Mark R. Kowalski	45%
Jeffrey A. Ehrich	60%
Y. Jung Choi	100%
Long-Term Incentive Compensation

As discussed above in "- Compensation for Fiscal Year 2024 - Long-Term Incentive (LTI) Compensation for Fiscal Year 2024", LTI grants are ordinarily made in the form of 40% RSUs in March before the beginning of the fiscal year and 60% PSUs in May after the beginning of the fiscal year. However, in consultation with the Company's outside counsel and the Board's independent compensation consultant, due to the difficulty of measuring performance following the Separation and the automatic conversation of PSUs into RSUs at the Closing (see "- Treatment of Outstanding Equity Awards in Connection with the Transactions"), the MDCC determined that it would grant LTI for fiscal year 2025 solely in the form of time-based RSUs, which vest in three annual installments beginning on the first anniversary of the date of grant and which would be treated as described in the section "-Treatment of Outstanding Equity Awards in Connection with the Transactions" in connection with and contingent upon the Closing.

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Named Executive Officer Target Annual Compensation Mix
The MDCC conducted its annual review of our executive officers' base salaries at the MDCC's March 2024 meeting. The MDCC considered potential changes to total target annual compensation for our named executive officers in light of the Company’s current business environment and market data from peer group and other compensation survey sources. The compensation analysis presented by the compensation consultant indicated that on average, target pay levels are 10% below market median for Revelyst executives. In light of this, and to continue to motivate and ensure the successful execution of the Company's business objectives including the Separation, the MDCC approved an increase to the variable compensation for Mr. Keegan and Ms. Choi.
The total fiscal year 2022, 2023, 2024, and 2025 target annual compensation package approved by the MDCC for each of our named executive officers is below:

TOTAL DIRECT COMPENSATION TARGETS
Name	Year	Base Salary/Stipend	Target Annual Cash Incentive	Annual Long-Term Incentive Grant		Total Target Annual Compensation
				RSUs	PSUs
Gary L. McArthur (1)	FY2025	$—	$—	$—	$—	$—
	FY2024	$1,080,000	$1,080,000	$1,400,000	$—	$3,560,000
	FY2023	$1,080,000	$—	$600,000	$—	$1,680,000
	FY2022	$—	$—	$—	$—	$—
Eric C. Nyman	FY2025	$1,200,000	$1,200,000	$4,800,000	$—	$7,200,000
	FY2024	$1,200,000	$1,200,000	$1,920,000	$2,880,000	$7,200,000
	FY2023	$—	$—	$—	$—	$—
	FY2022	$—	$—	$—	$—	$—
Jason R. Vanderbrink (2)	FY2025	$1,200,000	$1,200,000	$4,800,000	$—	$7,200,000
	FY2024	$1,200,000	$1,200,000	$1,920,000	$2,880,000	$7,200,000
	FY2023	$525,000	$393,750	$315,000	$472,500	$1,706,250
	FY2022	$500,000	$375,000	$250,000	$375,000	$1,500,000
Andrew J. Keegan (3)	FY2025	$470,000	$470,000	$1,055,000	$—	$1,995,000
	FY2024	$470,000	$362,341	$951,050	$103,950	$1,750,050
	FY2023	$336,092	$134,437	$112,455	$—	$582,984
	FY2022	$—	$—	$—	$—	$—
Mark R. Kowalski	FY2025	$345,000	$155,250	$189,750	$—	$690,000
	FY2024	$345,000	$155,250	$75,900	$113,850	$690,000
	FY2023	$320,000	$128,000	$70,400	$105,600	$624,000
	FY2022	$290,000	$116,000	$63,800	$95,700	$565,500
Jeffrey A. Ehrich (4)	FY2025	$395,000	$237,000	$665,000	$—	$1,297,000
	FY2024	$395,000	$260,815	$569,300	$95,700	$1,297,000
	FY2023	$—	$—	$—	$—	$—
	FY2022	$—	$—	$—	$—	$—
Y. Jung Choi	FY2025	$450,000	$450,000	$562,500	$—	$1,462,500
	FY2024	$450,000	$315,000	$562,500	$—	$1,327,500
	FY2023	$—	$—	$—	$—	$—
	FY2022	$—	$—	$—	$—	$—
(1) Mr. McArthur received a monthly supplemental stipend of $90,000, or $1,080,000 annualized, in lieu of receiving a base salary through his term as Interim Chief Executive Officer. Mr. McArthur resigned from Interim Chief Executive Officer effective November 30, 2023.
(2) On July 20, 2023, in recognition of his ongoing contributions to the Company and his role as Chief Executive Officer at The Kinetic Group upon the Separation, Mr. Vanderbrink's salary was increased to the amount reported.

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(3) Mr. Keegan's base annual salary was $315,000 with an additional monthly stipend of $12,000 during his term as Chief Financial Officer (Interim) from April 1, 2023 to July 25, 2023, and was increased to the reported amount in recognition of the critical role he plays in the success of the Company and his future role with Revelyst upon the Separation.
(4) Mr. Ehrich's base annual salary was $290,000 with an additional monthly stipend of $10,000 during his term as General Counsel and Corporate Secretary (Interim) from April 1, 2023 to July 25, 2023, and was increased to the reported amount in recognition of the critical role he plays in the success of the Company and his future role with The Kinetic Group upon the Separation.
Benefits
Vista Outdoor provides certain benefits to our named executive officers in the form of health, welfare, and retirement benefits. We do so to support the attraction and retention of highly skilled executives. The Company's benefit programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits
Our named executive officers participate in the same health and welfare programs as all other Company employees.
Qualified Retirement Benefits
Generally, our named executive officers participate in the standard employee retirement programs, which typically consists of participation in the Vista Outdoor Inc. 401(k) Plan (the “401(k) Plan”).
Nonqualified Deferred Compensation
We have historically offered two nonqualified deferred compensation plans as tools for our key employees to plan for their financial future. The first plan, the Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”) is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. Specifically, the DC SERP provides for a small 401(k) make-up match, which is included in the Summary Compensation Table, to ensure that named executive officers get the full benefit of the Company’s matching contribution, like every other employee, without regard to the IRS compensation limit applicable to the 401(k) plan. Separately, the Company sponsored a traditional Nonqualified Deferred Compensation Plan (“NQDCP”) which allowed employees to make voluntary deferrals of compensation. The NQDCP was terminated in February 2021 at which time no named executive officers, or any other active Company employees, were participating in that plan. All accounts previously deferred under the NQDCP are credited with earnings and investment gains and losses by assuming that deferred amounts were hypothetically invested in one or more investment alternatives selected by the participant under the terms of the plans. These investment choices are generally the same as those offered to all Company employees through the 401(k) Plan. Balances in the deferred compensation plans reflect amounts that have accumulated over time, which balances will be distributed consistent with the time requirements of Section 409A of the Internal Revenue Code.
Individual Agreements
In connection with the appointment of Mr. Nyman to the position of Chief Executive Officer of the Outdoor Products segment of the Company, on July 20, 2023, we entered into an employment agreement with Mr. Nyman for a four-year term. In connection with the Transactions, the Company will assign Mr. Nyman’s employment agreement and all its obligations thereunder to Revelyst. For a description of the terms of Mr. Nyman’s employment agreement, see “Potential Payments Upon Termination or Change in Control” below. None of our other executive officers are party to individual employment agreements with the Company.
Severance
From time to time, we may provide a named executive officer a severance package in connection with a termination of employment. Generally, the package for named executive officers is aligned with the benefits outlined in the Company's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in keeping with competitive norms, and it is periodically benchmarked against the market. Payments that may be made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."
Change in Control
Named executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change in control of the Company. We believe this plan helps ensure that our officers will

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remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change in control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change in control. Periodically the MDCC reviews the plan design against market competitive practices for such plans.
Perquisites
Vista Outdoor provides minimal perquisites to our named executive officers, to help ensure our overall executive rewards are competitive and in keeping with our principal orientation to more direct elements of pay (i.e., base salaries and performance-based incentives). For fiscal year 2024, the perquisite package included the following components:
•Executive disability insurance
•Executive health exams
Neither of the perquisites listed above include a tax gross-up. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.
Compensation Outside of the Standard Program
In certain circumstances, such as hiring a new executive officer, we may provide compensation outside our standard executive compensation program. When we offer employment to a new executive officer, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executive officers for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
Recoupment (Clawback) Policy
The Company has in place a recoupment (clawback) policy that reserves the right of the MDCC to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the MDCC determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the MDCC. In fiscal year 2024, we revised the policy, as necessary, to reflect the requirements of the new mandatory recoupment rule that was issued by the New York Stock Exchange pursuant to a new rule adopted by the Securities and Exchange Commission in October 2022.
Executive Officer Stock Holding Requirement
Each named executive officer is required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service or until such named executive officer holds Vista Outdoor common stock having an aggregate market value equal to or greater than five times base salary, in the case of the Co-Chief Executive Officers, or three times base salary, in the case of other executive officers.
The MDCC has approved this stock holding requirement to ensure that executives' interests and actions are aligned with the interests of the Company's stockholders. This approach underscores an ownership mentality for our executives, which we hold as a cornerstone of our overall approach to compensation.
The MDCC periodically reviews the holdings of executives to ensure compliance with the stock holding requirement and has determined that each named executive officer, who is currently employed by the Company, is currently in compliance with the requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.
No Hedging or Pledging of Vista Outdoor Stock
The Company's Insider Trading Policy prohibits all directors and employees, including executive officers, from executing short sales of Company securities and from purchasing or selling options on Company securities of any kind, whether puts, calls or other derivative securities. The Insider Trading Policy also prohibits pledges of Company securities, purchasing Company securities on margin or incurring any indebtedness secured by a margin or similar account in which Company securities are held, without the prior approval of the Audit Committee of the Company's Board of Directors.
In accordance with Company practice, Vista Outdoor's named executive officers have provided written representations to the Company that they do not hedge the economic risk of ownership of Vista Outdoor common stock and have not pledged

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any of their shares of Vista Outdoor stock during the last fiscal year, except as approved by the Audit Committee of the Company's Board of Directors.
Insider Trading Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our common shares and other securities by our directors, officers and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended March 31, 2024. Additionally, the Company’s policy is to only engage in transactions of Company securities in compliance with insider trading laws.

Timing of Equity Grants
Currently we do not grant stock options or stock appreciation rights, and only grant RSUs and PSUs, which are generally approved every March following a scheduled meeting of our Board (with PSUs granted in May), except in cases of new hire grants and grants for promotions and compensation increases. As noted elsewhere in this proxy statement, the MDCC determined that it would grant LTI for fiscal year 2025 solely in the form of time-based RSUs due to the Separation. Thus the portion of fiscal year 2025 grants usually made in the form of PSUs in May were granted at the time RSUs ordinarily are, and as a result appear on the Summary Compensation Table for fiscal year 2024. We do not grant stock options or stock appreciation rights in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, nor do we time the public release of such information based on stock option grant dates. In addition, we do not grant stock options or stock appreciation rights during periods in which there is material nonpublic information about our Company, including at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Compensation Risk Assessment Process and Conclusion
Vista Outdoor believes that its compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees. In consultation with the MDCC, members of management and the external compensation consultant assessed whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our NEOs. This assessment included a review of the risk characteristics of Vista Outdoor's business and the design of our incentive plans and policies. A report of findings was presented to the MDCC, and after review and discussion, the MDCC concluded that our plans and policies do not encourage excessive or inappropriate risk taking.
    The MDCC performs an annual compensation risk assessment, with support from its external compensation consultant, and has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

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NAMED EXECUTIVE OFFICER COMPENSATION TABLES
    The Summary Compensation Table and other tables below provide information concerning the compensation of the Company's named executive officers for the fiscal year ended March 31, 2024, as well as information regarding outstanding equity grants, and non-qualified deferred compensation benefits and potential payments upon termination or a change in control with respect to the Company.

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SUMMARY COMPENSATION TABLE (2024, 2023 AND 2022)
    The following table shows the cash and non-cash compensation awarded to or earned by the Co-Chief Executive Officers, Chief Financial Officer and each of our other named executive officers during fiscal years 2024, 2023 and 2022. In accordance with the rules of the Securities and Exchange Commission, compensation information is provided only for the fiscal years for which each individual was a named executive officer.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non-equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Gary L. McArthur	FY24	$747,692	$—	$1,488,872	$631,756	$82,127	$2,950,447
Former Interim Chief Executive Officer and Current Director	FY23	$157,846	$—	$739,981	$—	$111,060	$1,008,887
	FY22	$—	$—	$—	$—	$—	$—
Eric C. Nyman	FY24	$715,385	$—	$12,599,927	$1,050,050	$26,809	$14,392,171
Co-Chief Executive Officer and Director	FY23	$—	$—	$—	$—	$—	$—
	FY22	$—	$—	$—	$—	$—	$—
Jason R. Vanderbrink	FY24	$1,012,019	$—	$8,461,072	$1,254,460	$140,809	$10,868,360
Co-Chief Executive Officer and Director	FY23	$554,003	$—	$1,588,958	$428,694	$93,121	$2,664,776
	FY22	$505,120	$—	$1,226,546	$750,000	$64,413	$2,546,079
Andrew J. Keegan	FY24	$443,989	$—	$2,035,777	$317,049	$47,316	$2,844,131
Chief Financial Officer	FY23	$350,845	$—	$280,098	$145,399	$9,620	$785,962
	FY22	$—	$—	$—	$—	$—	$—
Mark R. Kowalski	FY24	$323,123	$172,500	$298,241	$135,844	$33,021	$962,729
Controller and Chief Accounting Officer	FY23	$336,670	$—	$304,170	$138,437	$39,879	$819,156
	FY22	$294,784	$—	$288,015	$232,000	$36,450	$851,249
Jeffrey A. Ehrich	FY24	$363,175	$197,500	$1,261,664	$228,213	$43,555	$2,094,107
Co-General Counsel and Corporate Secretary	FY23	$—	$—	$—	$—	$—	$—
	FY22	$—	$—	$—	$—	$—	$—
Y. Jung Choi	FY24	$190,385	$100,000	$823,996	$275,625	$12,600	$1,402,606
Co-General Counsel and Corporate Secretary	FY23	$—	$—	$—	$—	$—	$—
	FY22	$—	$—	$—	$—	$—	$—
(1)The years reported are the Company’s fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.
(2)Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan. The amount for Mr. McArthur reflects his monthly supplemental stipend of $90,000 through his term as Interim Chief Executive Officer. Amounts for Mr. Vanderbrink reflect a blended salary. In addition, the amounts for Mr. Keegan and Mr. Ehrich reflect a lower base salary plus a monthly supplemental stipend of $12,000 for Mr. Keegan through his term as Interim Chief Financial Officer and a monthly stipend of $10,000 for Mr. Ehrich through his term as Interim General Counsel, in each case through July 25, 2023.
(3)The amounts reported in the column for Ms. Choi reflect a sign-on bonus of $100,000 granted in connection with her hiring, which is subject to repayment should she terminate employment within 24 months of her hire date. Amounts for Messrs. Kowalski and Ehrich include Special Retention Awards as described in "Compensation Discussion and Analysis - Other Cash and Equity Awards."
(4)Amounts in this column for fiscal year 2024 are higher than fiscal year 2022 or 2023 because they reflect (i) fiscal year 2024-2026 PSU awards, which were granted in May 2023, (ii) fiscal year 2025 LTI awards, which were granted in March 2024 solely in the form of RSUs on account of the pending Transactions and (iii) the Nyman Sign-On Award and Choi Sign-On Award, each of which was granted in connection with the executive's commencement of employment during fiscal year 2024.
The aggregate grant date fair value of RSU and PSU awards in this column are computed in accordance with GAAP in the United States. The amounts in this column are determined in accordance with FASB ASC Topic 718, and for RSU

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awards are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date the RSUs were granted, other than the Nyman Sign-On Award, which was valued as of August 21, 2023 in connection with Mr. Nyman's commencement of employment. As required by Item 402(c)(2) of Regulation S-K, the value of the PSUs awarded to the named executive officers assuming a maximum payout level would have been as follows: for Mr. Nyman, $5,759,942; for Mr. Vanderbrink, $5,610,169; for Mr. Keegan, $198,127; for Mr. Kowalski, $216,984; for Mr. Ehrich, $182,387. The amount reported for Mr. McArthur includes RSUs with a grant date fair market value of $1,399,996 that were granted to him in fiscal year 2024 for his service as a Interim CEO, as well as RSUs with a grant date fair market value of $88,876 that were granted to him in fiscal year 2024 for his service as an independent member of the Board.
(5)For fiscal years 2022, 2023 and 2024, these amounts represent payment of annual incentive compensation earned with respect to each such year. The annual incentive compensation program and payments were based on achievement of performance goals approved by the Committee following an evaluation of the Company’s financial performance. For fiscal year 2024, these performance goals are described in further detail above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2024 - Annual Incentive Compensation for Fiscal Year 2024." Annual cash incentive payments to the named executive officers for fiscal year 2024 were calculated as a function of each named executive officer's approved base salary and annual cash incentive opportunity. Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the 401(k) Plan. Amounts for Messrs. Nyman, Vanderbrink and Ehrich include the portion of each executive's annual incentive compensation that would ordinarily have been paid in fiscal year 2025 but was paid in calendar year 2023 to mitigate the potential for adverse tax consequences imposed by Section 280G of the Internal Revenue Code in connection with the Transactions. See "Compensation Discussion and Analysis - 280G Mitigation Actions Related to the Transactions" for additional information.
(6)The table below shows the components of this column for fiscal year 2024, which include perquisites and Company matching contributions to the Company's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	Disability Insurance Premium	401(k) Plan Contributions	DC SERP Plan Contributions (1)	Severance	Acceleration of Options/RSU	Other Perquisites (2)
Gary L. McArthur	$—	$—	$—	$—	$—	$82,127
Eric C. Nyman	$1,903	$19,385	$—	$—	$—	$5,521
Jason R. Vanderbrink	$3,065	$22,396	$111,124	$—	$—	$4,224
Andrew J. Keegan	$2,811	$27,392	$17,113	$—	$—	$—
Mark R. Kowalski	$3,618	$20,204	$8,774	$—	$—	$425
Jeffrey A. Ehrich	$3,353	$21,312	$12,120	$—	$—	$6,770
Y. Jung Choi	$314	$11,423	$—	$—	$—	$863

(1)Reflects contributions for the 2023 plan year, which ended December 31, 2023.

(2)The amounts reflected in this column consist of the costs for executive annual physical examinations, the value of products or other benefits received from the Company, reimbursement for company related expenses, and for Mr. McArthur the pro-rated annual retainer in the amount of $61,071.43 he received for his service as a Director following his resignation as Interim CEO, expense reimbursement in the amount of $2,214, Company products valued at $842.45 which Mr. McArthur received from the Company in the course of performing his duties as Director, as well as (i) the Foresight GC Quad Max, valued at $14,999, and (ii) other products valued at $3,000 which Mr. McArthur received at no cost pursuant to the Non-Employee Director Annual Product Allowance.

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GRANTS OF PLAN-BASED AWARDS (2024) TABLE
The following table summarizes the grants of equity and non-equity plan-based awards made to the named executive officers during the fiscal year ended March 31, 2024. The non-equity awards were granted under the Company's Executive Officer Incentive Plan, and the equity awards were granted under the Vista Outdoor 2020 Stock Incentive Plan.

Name	Grant Date (1)	Incentive Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gary L. McArthur		Annual (2)	$270,000	$1,080,000	$216,000
	05/01/2023	RSU (4)							56,818			$1,399,996
	1/9/2024	RSU (5)							3,155			$88,876

Eric C. Nyman		Annual (2)	$300,000	$1,200,000	$2,400,000
	08/21/2023	PSU (6)				24,548	98,192	196,384				$2,879,971
	8/21/2023	RSU (7)							102,284			$2,999,990
	8/21/2023	RSU (7)							65,461			$1,919,971
	3/4/2024	RSU (8)							149,300			$4,799,995

Jason R. Vanderbrink		Annual (2)	$300,000	$1,200,000	$2,400,000
	5/1/2023	PSU (6)				14,399	57,596	115,192				$1,521,110
	9/1/2023	PSU (6)				10,937	43,747	87,494				$1,283,974
	9/1/2023	RSU (9)							29,165			$855,993
	3/4/2024	RSU(8)							149,300			$4,799,995

Andrew J. Keegan		Annual (2)	$82,250	$362,341	$658,000
	05/01/2023	PSU (6)				938	3,751	7,502				$99,064
	7/25/2023	RSU (9)							30,680			$881,743
	3/4/2024	RSU (8)							32,814			$1,054,970

Mark R. Kowalski		Annual (2)	$38,813	$155,250	$310,500
	5/1/2023	PSU (6)				1,027	4,108	8,216				$108,492
	3/4/2024	RSU (8)							5,902			$189,749

Jeffrey A. Ehrich		Annual (2)	$59,250	$260,815	$474,000
	5/1/2023	PSU (6)				863	3,453	6,906				$91,194
	7/25/2023	RSU (9)							17,588			$505,479
	3/4/2024	RSU (8)							20,684			$664,991

Y. Jung Choi		Annual (2)	$78,750	$315,000	$630,000
	10/15/2023	RSU (10)							10,000			$261,500
	3/4/2024	RSU (8)							17,496			$562,496

(1)For RSU awards, the grant date is the date the MDCC met and approved the RSU awards included in this table, except for the Nyman Sign-On Award, which was approved by the MDCC in connection with Mr. Nyman's commencement of employment on August 21, 2023. For PSU awards, the grant date is the date that the MDCC met and approved the performance conditions applicable to the awards.

(2)The amounts for each officer reflect the potential cash payout for the fiscal year 2024 annual incentive program if all performance measures are satisfied at the applicable level. The actual amount paid with respect to such plan appears in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The material terms of the award are described above in "Compensation Discussion and Analysis - Compensation for Fiscal Year 2024 - Annual Incentive Compensation for Fiscal Year 2024."

(3)This column shows the aggregate grant date fair value of RSU and PSU awards computed in accordance with GAAP in the United States. The amounts in this column are determined in accordance with FASB ASC Topic 718, and were calculated based on the number of RSUs awarded and PSU grants representing Separation Awards, multiplied by the closing price of the Company's common stock on the date the RSUs or PSUs were granted, except for the Nyman Sign-On Award, which was valued in connection with Mr. Nyman's commencement of employment on August 21, 2023.

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(4)This row represents the RSUs granted to Mr. McArthur for his service as Interim CEO. These RSUs vest in one installment on the first anniversary of the grant date.

(5)This row represents the pro-rated RSU award granted to Mr. McArthur upon his resignation as Interim CEO and re-appointment as an independent Director. These RSUs vest on July 25, 2024, consistent with the vesting of the annual awards given to the other independent Directors.

(6)The number of PSUs shown in this row represent the number of shares of common stock that may be paid out for the fiscal year 2024-2026 performance period. The September 1, 2024, award to Mr. Vanderbrink was an incremental fiscal year 2024-2026 PSU award made as a result of a new compensatory arrangement entered into between the Company and Mr. Vanderbrink.

(7)These rows represent the Nyman Sign-On Award and the RSU portion of Mr. Nyman's fiscal year 2024 LTI award. These awards were made pursuant to the employment agreement entered into with Mr. Nyman on July 20, 2023.

(8)In light of the pending Transactions, the Board granted fiscal year 2025 LTI solely in the form of RSUs. The number of RSUs shown in this row represents the actual number of RSUs granted to the named executive officers on March 4, 2024. All RSUs shown in this row vest in three equal annual installments beginning on the first anniversary of the grant date.

(9)These rows represent incremental fiscal year 2024 RSUs granted as a result of new compensatory arrangements entered into after the start of the fiscal year.

(10)This row represents the Choi Sign-On Award.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2024) TABLE
    The following table shows the unexercised stock options, unvested RSUs and unearned PSUs as of March 31, 2024, by the named executive officers.

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Gary L. McArthur	5/1/2023	—	—	$—	—	56,818	$1,862,494	—	$—
	1/9/2024	—	—	$—	—	3,155	$103,421	—	$—
Eric C. Nyman	8/21/2023	—	—	$—	—	—	$—	196,384	$6,437,468
	8/21/2023	—	—	$—	—	102,284	$3,352,870	0	$—
	8/21/2023	—	—	$—	—	43,641	$1,430,552	0	$—
	3/4/2024	—	—	$—	—	149,300	$4,894,054	0	$—
Jason R. Vanderbrink	3/13/2018	684	—	$16.06	3/13/2028	—	$—	—	$—
	3/12/2019	11,932	—	$8.38	3/12/2029	—	$—	—	$—
	4/1/2021							12,698	$416,240
	3/8/2022	—	—	$—	—	3,109	$101,913	27,982	$917,250
	2/17/2023						$—	14,082	$461,608
	3/31/2023	—	—	$—	—	25,598	$839,102	—
	5/1/2023	0	—	$—	—	—	$—	115,192	$3,775,994
	9/1/2023	—	—	$—	—	19,443	$637,342	87,494	$2,868,053
	3/4/2024	—	—	$—	—	149,300	$4,894,054	—	$—
Andrew J. Keegan	3/13/2018	2,867	—	$16.06	3/13/2028	—	$—	—	$—
	3/8/2022	—	—	$—	—	1,213	$39,762	—	$—
	8/15/2022	—	—	$—	—	—	$—	5,076	$166,391
	3/31/2023	—	—	$—	—	1,667	$54,644	—	$—
	5/1/2023	—	—	$—	—	—	$—	7,502	$245,916
	7/25/2023	—	—	$—	—	30,680	$1,005,690	—	$—
	3/4/2024	—	—	$—	—	32,814	$1,075,643	—	$—
Mark R. Kowalski	3/13/2018	3,508	—	$16.06	3/13/2028	—	$—	—	$—
	4/1/2021	—	—	$—	—	—	$—	3,240	$106,207
	3/8/2022	—	—	$—	—	695	$22,782	6,254	$205,006
	1/14/2023	—	—	$—	—	—	$—	6,242	$204,613
	3/31/2023	—	—	$—	—	1,826	$59,856	—	$—
	5/1/2023	—	—	$—	—	—	$—	8,216	$269,320
	3/4/2024	—	—	$—	—	5,902	$193,468	—	$—
Jeffrey A. Ehrich	8/15/2022	—	—	$—	—	—	$—	2,408	$78,934
	3/8/2022	—	—	$—	—	733	$24,028	—	$—
	2/17/2023	—	—	$—	—	—	$—	2,682	$87,916
	3/31/2023	—	—	$—	—	1,535	$50,317	—	$—
	5/1/2023	—	—	$—	—	—	$—	6,906	$226,379
	7/25/2023	—	—	$—	—	11,725	$384,346	—	$—
	3/4/2024	—	—	$—	—	20,684	$678,022	—	$—
Y. Jung Choi	10/15/2023	—	—	$—	—	10,000	$327,800	—	$—
	3/4/2024	—	—	$—	—	17,496	$573,519	—	$—

(1)For a better understanding of this table, we have included an additional column showing the grant dates of stock options, RSUs and PSUs.

(2)Stock options vest in three equal annual installments beginning on the first anniversary of the grant date.

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(3)This column includes RSU awards, which generally vest in three equal annual installments beginning on the first anniversary of the grant date, except that (i) the RSU awards for Mr. McArthur granted in respect of his service as Interim CEO vest on the first anniversary of the grant date, (ii) the Separation Awards granted to Mr. Keegan on August 15, 2022, Mr. Kowalski on January 14, 2023, Mr. Ehrich on February 17, 2023 and August 15, 2022, and Mr. Vanderbrink on February 16, 2023 vest according to the schedule described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2024 - Other Cash and Equity Awards," (iii) the Nyman Sign-On Award will vest on the first three anniversaries of Mr. Nyman's commencement of employment on August 21, 2023. Awards held by our named executive officers who will be employees of The Kinetic Group following the Closing are subject to earlier vesting in connection with the Transactions, as described in the section "Compensation Discussion and Analysis - Treatment of Outstanding Equity Awards in Connection with the Transactions".

(4)The amounts in this column were calculated using a per share value of $32.78, the closing price of the Company's common stock as reported on the New York Stock Exchange on March 28, 2024, the last trading day of fiscal year 2024.

(5)PSUs in this column include the February 17, 2023 grant for Mr. Vanderbrink and Mr. Ehrich, the August 15, 2022 grant for Mr. Ehrich and Mr. Keegan and the January 14, 2023 grant for Mr. Kowalski which were awarded under the Separation Awards described in "Compensation Discussion and Analysis - Other Cash and Equity Awards". Awards held by our named executive officers who are employees of The Kinetic Group following the Closing are subject to earlier vesting in connection with and contingent upon the Closing, as described in the section "Compensation Discussion and Analysis - Treatment of Outstanding Equity Awards in Connection with the Transactions."

(6)PSU awards for the fiscal year 2022-2024 reflect the actual payout of PSUs which occurred at target achievement. PSU awards for the fiscal year 2023-2025 and fiscal year 2024-2026 performance periods are presented at the maximum amount that could be achieved and are subject to financial performance growth targets for Net Sales and EPS that were established by the MDCC. Separation Award PSUs granted to Messrs. Keegan, Ehrich, Kowalski and Vanderbrink vest according to the schedule described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2025 - Other Equity Awards." Awards held by our named executive officers who are employees of The Kinetic Group following the Closing are subject to earlier vesting in connection with and contingent upon the Closing, as described in the section "Compensation Discussion and Analysis - Treatment of Outstanding Equity Awards in Connection with the Transactions."

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OPTION EXERCISES AND STOCK VESTED (2024) TABLE
The following table provides information for the named executive officers regarding the exercise of stock options and vesting of RSUs during the fiscal year ended March 31, 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Gary L. McArthur	—	$—	26,318	$785,147
Eric C. Nyman	—	$—	21,820	$638,017
Jason R. Vanderbrink	—	$—	33,146	$972,710
Andrew J. Keegan	—	$—	9,410	$276,095
Mark R. Kowalski	—	$—	4,409	$134,600
Jeffrey A. Ehrich	—	$—	11,811	$339,568
Y. Jung Choi	—	$—	—	$—

(1)The value realized was determined by multiplying the number of vested shares by the closing market price of the Company’s stock on the date of vesting. If the vesting fell on a weekend or holiday, the closing market price of the Company’s common stock on the business day preceding the vesting date was used to determine the value realized. The number of shares of RSUs that vested for each of the officers is as follows:

Name	Vesting Date (a)	Number of Shares
Gary L. McArthur	7/26/2023	4,859
	2/16/2024	21,459
Eric C. Nyman	12/15/2023	21,820
Jason R. Vanderbrink	12/15/2023	9,722
	12/15/2023	2,822
	12/15/2023	12,799
	12/15/2023	3,109
	2/16/2024	4,694
Andrew J. Keegan	4/23/2023	2,809
	8/15/2023	1,692
	8/17/2023	1,667
	3/8/2024	1,212
	3/8/2024	1,197
	3/31/2024	833
Mark R. Kowalski	1/13/2024	2,080
	3/8/2024	721
	3/8/2024	695
	3/31/2024	913
Jeffrey A. Ehrich	4/23/2023	2,073
	8/15/2023	802
	12/15/2023	679
	12/15/2023	733
	12/15/2023	5,863
	12/15/2023	767
	2/16/2024	894

(a) As described under “Compensation Discussion and Analysis – 280G Mitigation Actions Related to the Transactions”, based on an analysis conducted in connection with the Transactions, both the Company and Messrs. Vanderbrink, Nyman and Ehrich would potentially have been subject to the adverse tax consequences imposed by Section 280G of the U.S. Internal Revenue Code in connection with the Transactions. Therefore, to mitigate the expected impact of these adverse tax consequences, and to preserve the retentive value of the executives’ equity and other compensation, the MDCC approved the acceleration to Messrs. Vanderbrink, Nyman and Ehrich of certain RSUs into December 2023.

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The Company withheld shares of common stock from each officer, other than Mr. McArthur, upon vesting having a value equal to the applicable tax withholding requirement.

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NONQUALIFIED DEFERRED COMPENSATION (2024) TABLE
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"). None of the named executive officers have a balance in the Nonqualified Deferred Compensation Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals / Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($) (3)
Gary L. McArthur	DC SERP	$—	$—	$—	$—	$—
Eric C. Nyman	DC SERP	$—	$—	$—	$—	$—
Jason R. Vanderbrink	DC SERP	$—	$111,124	$29,844	$—	$306,180
Andrew J. Keegan	DC SERP	$—	$17,113	$1,930	$—	$28,555
Mark R. Kowalski	DC SERP	$—	$8,774	$8,867	$—	$66,620
Jeffrey A. Ehrich	DC SERP	$—	$12,120	$2,239	$—	$26,723
Y. Jung Choi	DC SERP	$—	$—	$—	$—	$—
(1)Reflects contributions for the 2023 plan year, which ended December 31, 2023.
(2)This column reflects earnings and losses (including interest, dividends, market or stock appreciation or depreciation). Since earnings are not “above market” or preferential, the earnings are not reported in the Summary Compensation Table.
(3)The above amounts represent aggregate contributions made by the executive officer or the Company for the benefit of the executive officer, plus earnings on such contributions, since the officer's commencement of participation in the plan(s) through the end of fiscal year 2024, including amounts accrued for the 2023 plan year, which ended December 31, 2023. All such amounts were previously reported in the Summary Compensation Table in this or prior years.
Defined Contribution Supplemental Executive Retirement Plan
The Company maintains the DC SERP for the benefit of certain highly-compensated employees of the Company, including its executive officers.
Participation in the DC SERP is limited to employees who receive eligible compensation in excess of the IRS annual compensation limit and who make the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan.
For fiscal year 2024, an annual match allocation equal to a specified percentage of compensation in excess of the IRS compensation limit has been made to a participant’s account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan for the calendar year. For fiscal year 2024, this match allocation was equal to 6% of such compensation. Under the terms of the DC SERP, vesting for the match allocation under the DC SERP will occur following one year of vesting service. A participant will become fully vested upon death, attainment of age 65, total disability while employed by Vista Outdoor, or upon a change in control. The DC SERP is an unfunded plan, meaning that participants’ accounts will be bookkeeping entries only and will not entitle them to ownership of any actual assets. Under the terms of the DC SERP, participants’ account balances will be credited with earnings and investment gains and losses by assuming that the allocations were hypothetically invested in one or more investment funds made available by the Company from time to time under the DC SERP and those investments generally match the investment funds available under the 401(k) Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company has also adopted the Income Security Plan, an Executive Severance Plan and certain other arrangements (collectively, the "Executive Officer Separation Arrangements") that provide for benefits and payments to the Company’s named executive officers upon termination of their employment with the Company.
The benefits and payments that certain of the Company's named executive officers received, and other of the Company’s named executive officers could receive under certain hypothetical termination scenarios, are described in the narrative below and quantified in the table that follows. The Company believes that these arrangements provide competitive benefits to senior executives and that they will help protect the interests of the Company in the event of an acquisition.
In addition to the benefits and payments described below, the Committee may review any named executive officer’s separation on a case-by-case basis and exercise its business judgment to customize the terms of each such separation in consideration of all relevant circumstances, including:
•the reasons for the separation;
•market competitive practices for comparable separation scenarios;
•potential benefits to the Company, such as retention of the named executive officer’s services for a transition period, maintenance of the Company’s positive reputation internally and externally, and preservation of the Company’s ability to recruit highly talented executives;
•the executive’s tenure and contributions to the Company’s success; and
•the impact of the separation on the Company and its stockholders.
In order for any of the Company’s named executive officers to qualify for the termination benefits provided by the Company’s Income Security Plan, Executive Severance Plan and forms of equity award agreement in the scenarios described below, the relevant named executive officer would be required to execute a general release of claims in favor of the Company. In order to receive the post-termination benefits described below, the Company’s named executive officers are also required to comply with customary non-competition and non-solicitation covenants for a period following termination specified in the relevant plan or agreement (typically one or two years), and to comply with general confidentiality and non-disparagement covenants.
Potential Payments Under Certain Termination Scenarios
Voluntary Termination and Termination for Cause
If the employment of any of the Company’s named executive officers is voluntarily terminated or terminated “for cause,” then no additional payments or benefits will accrue or be paid to the individual under the Executive Officer Separation Arrangements, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table" and "Nonqualified Deferred Compensation." A voluntary termination or involuntary termination for cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited.
Retirement
Under the Company’s Executive Officer Incentive Plan, upon retirement of a named executive officer, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period. On retirement, any outstanding unvested RSUs, options or PSUs held by a named executive officer would be forfeited.

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Termination Without Cause
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated without cause, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
If the employment of any of the named executive officers is terminated by the Company without cause, the officer would be eligible under the Company’s Executive Severance Plan for a lump sum payment equal to 12 months of base salary, plus an additional lump sum of $15,000 to defray health care costs. The Company’s severance practices also provide for an estimated $5,000 of outplacement services for each named executive officer upon termination by the Company without cause.
The terms of the Special Retention Awards provide that if an executive is terminated without cause prior to the payment of the second installment of such awards, any unpaid amounts will become subject to accelerated vesting and become payable.
The terms of the Separation Awards provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any restricted stock award that would have vested within 12 months of the officer's date of termination.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any restricted stock unit award granted to the named executive officer by the Company that would have vested within 12 months of the officer's date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated by the Company without cause will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Disability
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated due to disability, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any restricted stock units granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated due to disability will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.

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Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Death
If any of the Company’s named executive officers die, the officer’s estate would be entitled to receive benefits and payments similar to those outlined above under “Termination Due to Disability.”
Potential Payments Upon Termination Following a Change in Control
Income Security Plan
The Company’s Income Security Plan provides income security protection to certain executives of Vista Outdoor, including the named executive officers, in the event of a “qualifying termination” in connection with a “change in control” of the Company, in each case as those terms are defined in the Income Security Plan. The Transactions will constitute a change in control under our Income Security Plan for employees of The Kinetic Group, but will not for employees of Revelyst. Generally, a qualifying termination is an involuntary termination of employment without “cause” or a voluntary termination of employment for ‘‘good reason,’’ in each case, as those terms are defined in the Income Security Plan.
Participation in the Income Security Plan is limited to the following groups of individuals, with different levels of payments and benefits:
•Tier 1 Participants, consisting of the Company’s officers subject to beneficial ownership reporting and other requirements under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), including the named executive officers; and
•Tier 2 Participants, consisting of any other Company employee designated by the Compensation Committee to participate in the plan for the current fiscal year.
Under the terms of the Income Security Plan, in the event of a qualifying termination, generally within 24 months following and, in certain instances, within six months prior to, a change in control of the Company, a named executive officer would receive:
•a lump sum cash payment in an amount equal to two times the sum of the Section 16 Officer’s then current annual base salary and then current target bonus opportunity;
•a pro-rata bonus for the year in which the qualifying termination occurs, paid out at target or actual performance depending on when such termination occurs;
•a lump sum cash payment equal to the amount the officer would have received under any long-term cash incentive plan, assuming target level performance;
•accelerated vesting of all outstanding unvested equity awards, with performance-vesting equity awards vesting at target level performance; and
•provided the officer timely elects coverage under COBRA upon termination, an amount equal to the excess, if any, of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of up to 18 months following such termination.
The Income Security Plan does not have a tax gross-up provision, and the plan automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in a participant receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.
Potential Payments Upon Termination or Change in Control Table (2024)
    The following table shows potential payments to the named executive officers at, following or in connection with a termination of employment without cause, for death or disability, or following a change in control of the Company. The amounts shown assume that the termination was effective March 31, 2024, the last day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during fiscal year 2024 and any applicable retirement amounts payable to the executive officers under the 401(k) Plan and DC SERP. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment.

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	Gary L. McArthur (1)	Eric C. Nyman	Jason R. Vanderbrink	Andrew J. Keegan	Mark R. Kowalski	Jeffrey A. Ehrich	Y. Jung Choi
Payments Upon Termination Without Cause
Cash Payment (2)	$—	$2,250,050	$2,454,460	$787,049	$653,344	$820,713	$725,625
Equity
Stock Options (3)	$—	$—	$—	$—	$—	$—	$—
RSUs (4)	$—	$3,225,825	$2,157,470	$725,247	$92,035	$378,904	$300,440
Performance Awards (5)	$—	$3,218,734	$4,658,496	$289,349	$547,983	$280,040	$—
Health and Welfare Benefits (6)	$—	$38,153	$29,399	$15,000	$15,000	$15,000	$15,000
Outplacement (7)	$—	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Total	$—	$8,737,762	$9,304,825	$1,821,645	$1,313,362	$1,499,657	$1,046,065
Payments Upon Death or Disability
Cash Payment (2)	$—	$1,050,050	$1,254,460	$317,049	$135,844	$228,213	$275,625
Equity
Stock Options (3)	$—	$—	$—		$—	$—	$—
RSUs (4)	$—	$6,578,695	$2,157,470	$725,247	$92,035	$378,904	$300,440
Performance Awards (5)	$—	$1,072,911	$1,399,945	$289,349	$145,786	$92,413	$—
Health and Welfare Benefits (6)	$—	$—	$—	$—	$—	$—	$—
Total	$—	$8,701,656	$4,811,875	$1,331,645	$373,665	$699,530	$576,065
Payments Upon Termination following a Change in Control (8)
Cash Payment (2)	$—	$4,950,050	$6,054,460	$2,197,049	$1,308,844	$1,689,713	$2,075,625
Equity
Stock Options (3)	$—	$—	$—		$—	$—	$—
RSUs (4)	$—	$9,677,476	$6,472,411	$2,175,740	$276,106	$1,136,712	$901,319
Performance Awards (9)	$—	$3,218,734	$4,658,496	$289,349	$547,983	$280,040	$—
Health and Welfare Benefits (10)	$—	$38,153	$29,399	$15,000	$15,000	$15,000	$15,000
Outplacement (7)		$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Total	$—	$17,889,413	$17,219,766	$4,682,138	$2,152,933	$3,126,465	$2,996,944

(1)In fiscal year 2024 Mr. McArthur, former Interim CEO of the Company, did not qualify for payments upon termination without cause, for death or disability, or following a change of control under the Company's Income Security Plan or Executive Severance Plan.

(2)Amounts for all employees other than Mr. McArthur include the amount of the annual cash incentive bonus actually received for fiscal year 2024. Amounts for Messrs. Kowalski and Ehrich include acceleration of the second installment of the Special Retention Awards as described in "Compensation Discussion and Analysis — Other Cash and Equity Awards." For further information on entitlement to payments under the Company's incentive plan upon termination see "Compensation Discussion and Analysis - Compensation for Fiscal Year 2024 - Annual Cash Incentive Compensation for Fiscal Year 2024."

(3)For fiscal year 2024 all options have vested.

(4)Values are determined by multiplying the number of shares of RSUs eligible to vest upon qualifying termination by $32.78, the closing market price of the Company's common stock as reported on the New York Stock Exchange on the last trading day of the fiscal year, March 28, 2024. Amounts for Mr. Nyman in the event of termination due to death or disability include full accelerated vesting of the Nyman Sign-On Award.

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(5)Values in this row reflect a pro-rata target level payout pursuant to PSUs for the fiscal year 2023-2025 and 2024-2026 performance period assuming payout at the target performance level the value was determined by multiplying the number of PSUs by $32.78, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 28, 2024, the last trading day of the fiscal year..

(6)The Income Security Plan does not have tax gross-up provisions, and automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in the relevant officer receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

(7)Approximate value of six months of outplacement, which the executive officer can elect in the officer's discretion.

(8)In connection with and contingent upon the Closing, equity-based awards will be treated as set forth in the section "Compensation Discussion and Analysis - Treatment of Outstanding Equity Awards in Connection with the Transactions."

(9)Values in this row reflect PSUs for the fiscal year 2024-2025, and 2024-2026 performance periods assuming payout at the target performance level. The value was determined by multiplying the number of PSUs by $32.78, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 28, 2024, the last trading day of the fiscal year.

(10)For purposes of quantifying health and welfare benefits, amounts are equal to the excess of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of 18 months following termination.
Employment Agreements
In connection with the appointment of Mr. Nyman to the position of Chief Executive Officer of the Outdoor Products segment of the Company, on July 20, 2023, we entered into an employment agreement with Mr. Nyman for a four-year term.

In the event of a termination without “cause” or a resignation for “good reason” (in each case, as those terms are defined in Mr. Nyman’s employment agreement) prior to a Change in Control (as defined in the Company’s 2020 Stock Incentive Plan but excluding the Transactions) or more than 24 months following a Change in Control, Mr. Nyman would be entitled to receive: (1) continued base salary for 18 months; (2) a lump sum payment equal to one and one-half times Mr. Nyman’s annual target bonus opportunity; (3) health and dental benefits continuation for 18 months; (4) accelerated vesting of (x) any unvested RSUs that would have vested based on continued employment through the first anniversary of the date of termination and (y) the Nyman Sign-On Award; and (5) pro-rated vesting of performance-based equity awards, with applicable performance goals measured in accordance with the terms of the applicable award agreements. In the event such termination occurs within 24 months following a Change in Control, Mr. Nyman would instead receive: (1) a lump sum payment equal to two times current base salary and annual target bonus opportunity; (2) health and dental benefits continuation for 18 months; and (3) accelerated vesting of (x) any unvested RSUs (including the Nyman Sign-On Award) and (y) any performance-based equity awards, with applicable performance goals deemed achieved at target level of performance. In the event of Mr. Nyman’s death or disability, Mr. Nyman would be entitled to receive a pro-rated annual bonus based on actual performance, pro-rated vesting of RSUs, full accelerated vesting of the Nyman Sign-On Award and pro-rated vesting of performance-based equity awards, with applicable performance goals measured in accordance with the terms of the applicable award agreements. In the event Mr. Nyman’s employment agreement is not extended at the end of the four-year term on mutually agreed terms, Mr. Nyman would be entitled to receive continued base salary and benefits continuation, in each case, for 18 months.

Mr. Nyman’s employment agreement provides that Mr. Nyman is subject to restrictions on competing with the Company and soliciting employees, contractors or business of the Company, in each case, for a period of 12 months following the termination of his employment for any reason.

Mr. Nyman’s employment agreement does not have a tax gross-up provision, and Mr. Nyman’s employment agreement automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in Mr. Nyman receiving a greater amount than he would if he received the full amount of the benefit and paid all applicable excise and other taxes.

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MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT
The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company's management. Based on this review and these discussions with management, the Management Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K.
This report is provided by the:
Management Development and Compensation Committee
Michael D. Robinson, Chair
Michael Callahan
Bruce Grooms
Robert M. Tarola
Lynn M. Utter

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AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that Robert M. Tarola is an "audit committee financial expert," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on Vista Outdoor's website.
Pursuant to its charter, the Audit Committee assists the Board of Directors in its oversight and monitoring of:
•the integrity of Vista Outdoor's financial statements and other financial information provided by Vista Outdoor to its stockholders and others;
•Vista Outdoor's compliance with legal, regulatory and public disclosure requirements;
•Vista Outdoor's independent auditors, including their qualifications and independence;
•Vista Outdoor's systems of internal controls, including the internal audit function; and
•Vista Outdoor's auditing, accounting, and financial reporting process generally.
In this context, the Audit Committee has:
•reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte"), the Company's audited consolidated financial statements for the fiscal year ended March 31, 2024;
•discussed with Deloitte the matters required to be discussed under the standards of the Public Company Accounting Oversight Board;
•discussed with Deloitte the firm's commitment to audit quality;
•received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit Committee concerning independence; and
•discussed with Deloitte the firm's independence and considered whether Deloitte’s provision of non-audit services to the Company is compatible with the firm’s independence.
Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10‑K for the fiscal year ended March 31, 2024, filed with the Securities and Exchange Commission.
Audit Committee
Lynn Utter, Chair
Gary L. McArthur
Gerard Gibbons
Bruce Grooms
Robert M. Tarola

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission and is not incorporated by reference into any of Vista Outdoor's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Vista Outdoor in any such filing.

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PAY VERSUS PERFORMANCE
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”) to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our Compensation Discussion & Analysis.

Pay Versus Performance Table

Year(1)	SCT Total for Mr. Nyman PEO (2)	SCT Total for Mr. Vanderbrink PEO(2)	SCT Total for Mr. McArthur PEO(2)	SCT Total for Mr. Metz PEO(2)	CAP to Mr. Nyman PEO (3)	CAP to Mr. Vanderbrink PEO (3)	CAP to Mr. McArthur PEO(3)	CAP to Mr. Metz PEO(3)	Average SCT Total for Non-PEO NEOs(2)	Average CAP to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on:(4)		GAAP Net Income ($mil.)	Operating Income (6) ($mil.)
											Vista Outdoor Total Shareholder Return	Peer Group Total Shareholder Return(5)
FY24	$13,700,866	$10,831,472	$2,256,777	$—	$14,828,290	$11,733,011	$2,789,695	$—	$1,696,767	$1,820,727	$373	$177	$(5.5)	$360.0
FY23			$1,008,887	$4,040,234			$973,962	$(9,325,604)	$1,101,020	$(455,625)	$315	$180	$(9.7)	$520.7
FY22			$—	$12,460,138			$—	$30,598,840	$1,893,868	$2,838,635	$406	$198	$473.2	$646.0
FY21			$—	$14,052,545			$—	$54,825,317	$2,245,107	$4,999,530	$364	$195	$266.0	$290.1
"SCT" = Summary Compensation Table; "CAP" = Compensation Actually Paid

(1) Eric C. Nyman and Jason R. Vanderbrink were appointed as PEOs in Fiscal 2024, Gary L. McArthur succeeded Christopher T. Metz as PEO in Fiscal 2023 (on February 1, 2023 as interim CEO). Mr. Metz served as the PEO for the entirety of Fiscal 2022 and Fiscal 2021. Our Non-PEO NEOs for the applicable fiscal years were as follows:
• FY24: Andrew J. Keegan, Mark R. Kowalski, Jeffrey A. Ehrich, and Y. Jung Choi.
• FY23: Andrew J. Keegan, Sudhanshu Priyadarshi, Jason R. Vanderbrink, Mark R. Kowalski, Bradford E. Crandell, Dylan Ramsey, and Kelly L. Reisdorf
• FY22: Sudhanshu Priyadarshi, Jason R. Vanderbrink, Mark R. Kowalski, and Dylan Ramsey
• FY21: Sudhanshu Priyadarshi, Jason R. Vanderbrink, Mark R. Kowalski, Dylan Ramsey, and Miguel A. Lopez

(2) Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEOs, Messrs. Nyman, Vanderbrink, McArthur and Metz, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for the applicable year.

(3) Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for fiscal year 2024. A reconciliation of the adjustments for our PEOs, Messrs. Nyman, Vanderbrink, McArthur and Metz, and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP Amounts from SCT amounts.

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	Fiscal Year 2024
	Nyman PEO	Vanderbrink PEO	McArthur PEO	Average Non-PEO NEOs
Summary Compensation Table Total	$13,700,866	$10,831,472	$2,256,777	$1,696,767
Minus Change in Pension Value Reported in SCT for the Fiscal Year	$—	$—	$—	$—
Plus Pension Value Service Cost for the Fiscal Year	$—	$—	$—	$—
Minus Stock Award Value & Option Award Value Reported in SCT for the Fiscal Year	$12,599,927	$8,461,073	$1,488,872	$1,104,920
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Fiscal Year	$13,089,333	$9,220,022	$1,965,915	$1,166,099
Plus Year over Year Change in Fair Value as of the Last Day of the Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$—	$45,476	$—	$31,356
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	$638,017	$284,271	$—	$41,543
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested During the Fiscal Year	$—	$(187,157)	$55,875	$(10,119)
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	$—	$—	$—	$—
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	$—	$—	$—	$—
Compensation Actually Paid	$14,828,290	$11,733,011	$2,789,695	$1,820,727

In the table above the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.

(4) Total Shareholder Return (TSR) is cumulative for the measurement periods beginning on March 31, 2020, and ending on March 31 of each of 2024, 2023, 2022, and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5) “Peer Group” represents the S&P Small Cap 600 Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(6) Operating income is the company-selected measure. Values shown reflect Operating Income as calculated for purposes of our executive compensation program for the applicable reporting fiscal year (a non-GAAP financial measure). See Appendix A in this Proxy Statement for a reconciliation from GAAP reported results.

Performance Measures Used to Link Company Performance and CAP.
The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the named executive officers for Fiscal 2024. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our performance stock units. Please see the CD&A for a further description of these metrics and how they are used in the Company’s executive compensation program.

Earnings Per Share (EPS)
Free Cash Flow
Net Sales
Operating Income
Relative Total Stockholder Return

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Relationship Between CAP and TSR.
The graph below illustrates the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP and our TSR for the PEO and Non-PEO NEOs.

Pay Versus Performance: Total Shareholder Return
PEO CAP (Metz)
PEO CAP (McArthur)
PEO CAP (Nyman)
PEO CAP (Vanderbrink)
Avg. Non-PEO NEOs CAP
Vista Outdoor TSR
S&P Small Cap 600 TSR
Total Shareholder Return (TSR)
Compensation Actually Paid ($ millions
$500
$400
$300
$200
$100
$0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
$54.8
$5.0
$30.6
$2.8
($9.3)
$1.0
($0.5)
$2.8
$14.8
$11.7
$1.8
$100
$364
$406
$315
$373
$195
$198
$180
$177
FY2021
FY2022
FY2023
FY2024

Relationship Between CAP and GAAP Net Income.
The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our GAAP Net Income.

Pay Versus Performance: GAAP Net Income
PEO CAP (Metz)
PEO CAP (McArthur)
PEO CAP (Nyman)
PEO CAP (Vanderbrink)
Avg. Non-PEO NEOs CAP
GAAP Net Income
GAAP Net Income ($ millions)
Compensation Actually Paid ($ millions)
$800
$600
$400
$200
$0
($200)
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
$54.8
$266.0
$5.0
$30.6
$473.2
$2.8
($9.3)
$1.0
($9.7)
($0.5)
$2.8
$14.8
$11.7
$1.8
($5.5)
FY2021
FY2022
FY2023
FY2024

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Relationship Between CAP and Operating Income (our Company-Selected Measure).
The graph below reflects the relationship between PEO and Average Non-PEO NEOs CAP and the Company's operating income.

Pay Versus Performance: Operating Income
PEO CAP (Metz)
PEO CAP (McArthur)
PEO CAP (Nyman)
PEO CAP (Vanderbrink)
Avg. Non-PEO NEOs CAP
Operating Income
GAAP Operating Income $ millions)
Compensation Actually Paid ($ millions)
$800
$600
$400
$200
$0
($200)
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
$54.8
$290
$5.0
$646
$30.6
$2.8
$521
$1.0
($9.3)
($0.5)
$360
$14.8
$11.7
$2.8
$1.8
FY2021
FY2022
FY2023
FY2024

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CEO PAY RATIO DISCLOSURE
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and item 402(u) of the SEC's Regulation S-K, we are providing information about the relationship of the annual total compensation of our median employee and the annual total compensation of our two principal executive officers, Co-Chief Executive Officer, Eric C. Nyman and Co-Chief Executive Officer, Jason R. Vanderbrink. The pay ratios included in this information are a reasonable estimate calculated in a manner consistent with item 402(u) of the SEC's Regulation S-K.

We have estimated the median of the fiscal year 2024 annual total compensation of our employees, excluding Mr. Nyman and Mr. Vanderbrink, selected the median employee pursuant to the analysis described below, and determined that the annual total compensation of the median employee for the period was $74,633. The total fiscal year 2024 compensation of Mr. Nyman was $14,203,370 as disclosed in the Summary Compensation Table and the total fiscal year 2024 compensation of Mr. Vanderbrink was $10,730,977 as disclosed in the Summary Compensation Table. The ratio of the total compensation of Mr. Nyman to the annual total compensation of our median employee was 190 to 1 and the ratio of the total compensation of Mr. Vanderbrink to the annual total compensation of our median employee was 144 to 1. We believe these pay ratios are a reasonable estimate calculated in a manner consistent with the rules of the Securities and Exchange Commission. However, we believe these amounts are artificially inflated because the amounts shown in the Summary Compensation Table include: (i) as discussed in COMPENSATION DISCUSSION AND ANALYSIS - Other Cash and Equity Awards, the Nyman Sign-On Award; (ii) as discussed in COMPENSATION DISCUSSION AND ANALYSIS – Timing of Equity Grants, full LTI grants for fiscal year 2025, the timing and form of which were changed due to the pendency of the Transactions; and (iii) as discussed in COMPENSATION DISCUSSION AND ANALYSIS - 280G Mitigation Actions Related to the Transaction, amounts ordinarily payable in fiscal year 2025 but advanced to fiscal year 2024 to mitigate the potential adverse tax impact to the Company and the Executives due to the Transaction.

The following paragraphs provide important context related to our employee population and describe the methodology and the material assumptions, adjustments, and estimates that we used to determine the median employee and calculate this ratio.

We selected March 31, 2024, the end of our fiscal year, as the date upon which we would identify the “median employee,” because it enabled us to make such identification in a reasonably efficient and economical manner. In accordance with SEC rules, we choose to reference the annualized compensation of our principal executive officers serving in such position as of such date.

Earnings of our employees outside the United States were converted to U.S. dollars using the currency exchange rates as of March 31, 2024. Under the "de minimus" exemption in Item 402(u)(4)(ii), 484 employees located in Puerto Rico and 272 employees located in Mexico were not included. We did not make any cost of living adjustments.

To identify the median employee, we utilized the annualized fiscal year 2024 base salary for our consistently applied compensation measure because we believe that this measure reasonably reflects the annual compensation of our employees. We have estimated the median of the fiscal year 2024 annual base salary of our employees, excluding Mr. Nyman and Mr. Vanderbrink, to be $62,691.

Using this measure, we identified a median employee who is a full-time, hourly manufacturing employee located in the United States. Once we identified this median employee, we totaled all of the elements of the employee’s compensation for fiscal year 2024, including hourly wages and overtime, if any, in accordance with the requirements of the applicable rules of the Securities and Exchange Commission. This resulted in an annual total compensation of $74,633.

The Securities and Exchange Commission's rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, our pay ratio may not be comparable to the pay ratio reported by other companies, as other companies could have headquarters and offices in different countries, have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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DIRECTOR COMPENSATION
Summary Compensation Information
    Only non-employee directors receive compensation for their service on the Board of Directors. The annual compensation payable pursuant to the Company's current compensation program for non-employee directors is as follows:

•an annual award of restricted stock units, valued at $140,000 at the time of grant;

•an annual cash retainer of $95,000;

•an additional annual cash retainer of $105,000 for the independent Chair of the Board; and

•an additional annual cash retainer of $15,000 for the Chair of the Audit Committee, $10,000 for the Chair of the MDCC, and $10,000 for the Chair of the Nominating and Governance Committee.

The annual restricted stock unit award is granted following the annual meeting of stockholders each year. Cash amounts are paid in a lump sum following the annual meeting of stockholders each year. The Company does not pay any additional fees for Board and Committee meetings attended.

The Company's non-employee directors also receive a one-time grant of restricted stock units (a “Director Staking Grant”) with a grant-date value of $110,000 upon the effective date of their appointment to the Board. The Director Staking Grants are awarded as a means of ensuring robust initial equity ownership among the Company's non-employee directors. The Director Staking Grants vest in three equal installments on the first, second and third anniversaries of the grant date.

Non-Employee Director Restricted Stock Unit Awards
As described above, each non-employee director receives an award of restricted stock units under the Company's 2020 Stock Incentive Plan following each annual meeting of stockholders. The stock awards have a market value of $140,000, as determined by the closing market price of Vista Outdoor common stock on the date of grant.
Restricted stock unit awards are granted pursuant to restricted stock unit agreements that generally provide for vesting on the one-year anniversary of the grant date or, if earlier, the occurrence of the Company's next annual meeting of stockholders following the grant date. The awards will accelerate and vest earlier, however, in connection with a change in control or if the director ceases to serve as a member of the Board as a result of disability, death or pursuant to a retirement that is approved in the sole discretion of the Board. Except as provided in the previous sentence, if a director ceases to be a member of the Board prior to vesting, the director forfeits all rights in unvested restricted stock units and deferred stock units (described below), as applicable. The planned Separation described above will not constitute a change of control for purposes of accelerated vesting of non-employee director restricted stock awards.
Non-employee directors may elect to receive additional restricted stock units or deferred stock units in lieu of cash retainers, and may elect to receive deferred stock units in lieu of annual restricted stock unit awards that they would otherwise receive. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock units. The deferred stock units are subject to the same vesting terms described above, but directors who make such a deferral election will have no voting rights as stockholders of Vista Outdoor with respect to deferred stock units until the shares are paid out. Payment of vested deferred stock units will be made in a lump sum in an equal number of shares of unrestricted common stock upon the time specified in the director's deferral election or, if earlier, the director's termination of service on the Board of Directors.
For the treatment of awards held by non-employee directors in connection with the pending Transactions, see "Compensation Discussion and Analysis - Treatment of Outstanding Equity Awards in Connection with the Transactions".
Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

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Non-Employee Director Annual Product Allowance
The Company believes it is in the best interests of shareholders to be represented by directors who use and are familiar with the various products the Company sells and who are otherwise motivated by and passionate about its products. To that end the Company has established and encourages its directors to use a product allowance and give the company feedback on all aspects of the utility and quality of its products. Upon election to the Board and upon re-election following each annual meeting of stockholders, each Director who meets the New York Stock Exchange's independence criteria ("Independent Directors") is provided a $3,000 allowance to use on Vista Outdoor products ("Product Allowance"). For purposes of the Product Allowance, products are calculated at employee cost, with no freight charges. Any unused portion of the Product Allowance may rollover to successive following years if the director is re-elected to another term of the Board, but will at no time exceed $9,000. Unused Product Allowances are forfeited upon an Independent Director's departure from the Board.

In addition, each Independent Director may select one of the following products ("Additional Product Allowance") each year to test, use and keep at no charge (with no freight charges):

1.Any QuietKat e-bike. Any additional accessories are charged at the Company's employee cost and are subject to the $3,000 Product Allowance.

2.Any Camp Chef grill. Additional accessories are charged at the Company's employee cost and are subject to the $3,000 Product Allowance.

3.Any Foresight Sports golf launch monitor (of equal or lower retail price to the Sim-In-A-Box Birdie Plus Package). Additional accessories are charged at the Company's employee cost and are subject to the $3,000 Product Allowance. Should a director desire to acquire a more expensive product than that offered by the Foresight model noted above, the maximum free allowance price can be applied toward the purchase of the more expensive product with the difference being billed at the Company's employee cost.

Independent Directors may also utilize the Company's employee purchase program with no freight charges, subject to the other terms and conditions of the Company's Employee Purchase Policy. Upon leaving the Board for any reason other than cause after a minimum of 5 years of service on the Board, Independent Directors will be entitled to continue to purchase any of the Company's products at the Company's employee purchase program price for their lifetime with no freight charges ("Retirement Benefit").

If the Company is divided into multiple companies by a spinoff or other separation within one year of the approval of the Independent Director Compensation Policy ("Separation") and products subject to the Additional Product Allowance are no longer sold by Vista Outdoor, Vista Outdoor will make reasonable good faith efforts for Independent Directors serving on the Board at the time of the Separation to procure products from the other company to continue to (a) fulfill the Additional Product Allowance and (b) fulfill the Product Allowance and Retirement Benefit with products sold by Vista Outdoor at the time of this Policy's adoption.

Additional Products and Product Allowances are reported to the Internal Revenue Service and all state and local taxing authorities as applicable, and the Company includes such amounts in public filings as required.

Transaction-Related Compensation

In recognition of significant contributions and exceptional commitment of time and effort made by our non-employee directors in connection with the Separation, which included more than 50 meetings in calendar years 2022 and 2023, on March 4, 2024, our Board of Directors authorized a one-time cash payment of $95,000 to each of our non-employee directors, as well as Director Emeritus Tig Krekel per the terms of his retirement agreement, payable on April 15, 2024. The payment was authorized after consultation with the Company's outside legal counsel and the Board's independent compensation advisor, who reviewed with the Board market precedents for similar transactions and advised on the reasonableness of the payment.

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Director Compensation (Fiscal Year 2024)
The following table shows the annual retainer and fees earned by the Company's non-employee directors for the fiscal year ended March 31, 2024, and either paid in cash or deferred at the election of the director. Mr. McArthur's compensation for fiscal year 2024, including the compensation he received for his director services, is reported in the Summary Compensation Table. The table below also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. Additional information regarding the restricted stock unit awards and deferred stock units is provided in footnote 2 below.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) (3) ($)	All Other Compensation (4) ($)	Total ($)
Michael Callahan	$200,000	$139,988	$17,365	$357,353
Gerard E. Gibbons	$105,000	$139,988	$2,418	$247,406
Mark A. Gottfredson	$95,000	$139,988	$2,308	$237,296
Bruce Grooms	$95,000	$139,988	$842	$235,830
Michael D. Robinson	$105,000	$139,988	$1,413	$246,401
Robert M. Tarola	$95,000	$139,988	$3,278	$238,266
Lynn M. Utter	$—	$249,981	$6,756	$256,737

(1)Since Mr. McArthur served as Interim Chief Executive Officer during the fiscal year, Mr. McArthur's compensation is included in the above "Summary Compensation Table".

(2)This column shows the grant date fair value determined in accordance with FASB ASC Topic 718 computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock unit awards and deferred stock units that are paid in shares of Vista Outdoor common stock and calculated based on the number of shares granted multiplied by the closing price per share of Vista Outdoor common stock on the date of grant. The amounts do not reflect the actual amounts that may be realized by the directors. On July 25, 2023, each non-employee director received 4,871 restricted stock units or deferred stock units, depending on their election, with a closing price per share of Vista Outdoor common stock on the date of grant of $28.74. On the same date and at the same price per share, Ms. Utter received 3,827 deferred stock units in lieu of her annual cash retainer. No other equity awards were made to our non-employee directors during the fiscal year ended March 31, 2024.

(3)The aggregate number of unvested restricted stock units and deferred stock units held by each non-employee director as of March 31, 2024, were as follows:

Name	Shares of Restricted Stock Units	Deferred Stock Units
Michael Callahan	4,871	—
Gerard E. Gibbons	7,416	—
Mark A. Gottfredson	—	—
Bruce Grooms	7,416	—
Michael D. Robinson	—	13,366
Robert M. Tarola	4,871	—
Lynn M. Utter	—	22,957
(4)The amount reported in this column includes the value of products or other benefits received from the Company and product received under the non-employee director annual product allowance. Mr. Callahan's total includes (i) the Foresight Birdie Plus package, valued at $14,379, which Mr. Callahan received at no cost pursuant to the non-employee director annual free product allowance, (ii) various other Company products valued at $2,144, which Mr. Callahan received at no cost pursuant to the non-employee director annual product allowance, and (iii) products valued at $842.45 which Mr. Callahan received from the Company in the course of performing his duties as a Director. None of the other

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non-employee directors received an aggregate of $10,000 or more of perquisites or other personal benefits from the Company in fiscal year 2024.

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PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola. Lynn M. Utter, and Jason R. Vanderbrink to be elected at the Annual Meeting to serve for a term of one year, to hold office until the 2025 annual meeting of stockholders and until their successors have been duly elected and qualified.
Each nominee has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable to serve, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter, and Jason R. Vanderbrink will each be elected as a director of Vista Outdoor if the votes cast in favor of their election at the Annual Meeting exceed the votes cast against their election, or withheld. Pursuant to the terms of our Guidelines on Corporate Governance, if, in an election of directors that is not a contested election (such as this one), the votes cast in favor of a nominee's election do not exceed the votes cast against, or withheld with respect to, such nominee, such nominee must promptly offer his or her resignation to the Board. The Nominating and Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following certification of the election results. The Nominating and Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the stockholders withheld votes from such director, the director's tenure, the director's qualifications, the director's past and expected contributions to the Board, and the overall composition of the Board. Any director who offers his or her resignation pursuant to this provision may not participate in the Nominating and Governance Committee deliberations and recommendation or in the Board's decision whether to accept or reject the resignation offer.
    Our Board of Directors recommends a vote FOR the election of each of Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter, and Jason R. Vanderbrink for a term of one year, to hold office until the 2025 annual meeting of stockholders and until their successors have been duly elected and qualified.

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PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF VISTA OUTDOOR'S NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve the following non-binding, advisory resolution on our named executive officer compensation as disclosed in this proxy statement:
RESOLVED, that the compensation paid to the named executive officers of Vista Outdoor Inc., as disclosed in the proxy statement for the 2024 annual meeting of stockholders of Vista Outdoor Inc., pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The MDCC believes that the compensation of our named executive officers as disclosed in this proxy statement, was reasonable and appropriate, and guided by our executive compensation philosophy to ensure that management's interests are aligned with our stockholders' interests to drive the achievement of the goals of our strategic transformation plan and create long-term stockholder value.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the MDCC will take into account the results of the "say on pay" vote, as applicable, when considering future executive compensation arrangements. The Board of Directors has adopted a policy providing for annual "say on pay" advisory votes. Unless the Board of Directors modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur at the annual meeting of stockholders in 2025.
Our Board of Directors recommends a vote FOR the approval of the advisory resolution on named executive officer compensation.

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PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF VISTA OUTDOOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2025. Stockholders are being asked to ratify this appointment. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.
Deloitte has served as the Company’s independent registered public accounting firm since 2014. The Audit Committee annually evaluates Deloitte’s independence and performance and determines whether to retain Deloitte or consider other audit firms. Factors considered by the Audit Committee in making its determination on the appointment include:
•The performance of Deloitte in prior years, including the quality and extent of Deloitte’s communications with the Audit Committee and the results of management’s and the Audit Committee’s annual evaluations of the qualifications, and performance;
•Deloitte’s independence and processes for maintaining independence;
•External data on audit quality and performance, including the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection;
•The appropriateness of Deloitte’s fees, both on an absolute basis and as compared to its peer firms; and
•The performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to the Company's account.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its stockholders.
The Audit Committee also oversees the process for, selection and approval of our independent registered public accounting firm's lead engagement partner at the five-year mandatory rotation period. Prior to the mandatory rotation period, at the committee's instruction, Deloitte will select a small number of candidates to be considered for the lead engagement partner role who are interviewed by members of the Audit Committee. After discussing the qualifications of the proposed leading candidate with the current lead engagement partner, the leading candidate will be interviewed by the committee individually or as a group. The Audit Committee will then consider this appointment and approve the selection as a group. A new lead engagement partner was appointed for the fiscal year 2024 audit.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. Although the Audit Committee has discretionary authority to appoint the company’s independent registered public accounting firm, the Board is seeking stockholder ratification of the appointment of Deloitte as a matter of good corporate governance. If a majority of the stockholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2025, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2025 fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2025.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights, and vesting of restricted stock units and deferred compensation under our 2020 Stock Incentive Plan and 2014 Stock Incentive Plan as of March 31, 2024. We do not maintain any equity compensation plans that have not been approved by security holders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2020 and 2014 Stock Incentive Plans (1)
Stock Options	23,299	$10.71
Restricted Stock Units	1,229,628
Deferred Compensation (2)	47,643
Performance Awards (3)	423,514
Total	1,724,084		251,349
__________________________________________________________

(1)Amounts in column (a) include outstanding equity awards granted under our 2020 Stock Incentive Plan and under our 2014 Stock Incentive Plan, which was replaced by our 2020 Stock Incentive Plan in August 2020. The aggregate number of shares of Vista Outdoor common stock that may be issued under all stock-based awards granted under our 2020 Stock Incentive Plan and the remaining shares available for issuance under our 2014 Stock Incentive Plan at the time it was replaced by our 2020 Stock Incentive Plan.
(2)Shares reserved for payment of deferred stock units in accordance with the terms of our 2020 and 2014 Stock Incentive Plans.
(3)Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the PSUs based on achievement of the highest level of performance. The actual number of shares to be issued will depend on the performance levels achieved for the respective performance periods.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
    The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of July 1, 2024 by each person known by the Company to beneficially own more than 5% of the Company's common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Outstanding
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	9,150,431	(a)	15.8%
Gates Capital Management, L.P. 1177 Avenue of the Americas, 46th Floor New York, New York 10036	5,285,616	(b)	9.1%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	4,928,282	(c)	8.5%
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas, 78746	4,161,471	(d)	7.2%
	23,525,800		40.60%
(a)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 22, 2024, as of December 31, 2023, BlackRock, Inc. ("BlackRock"), a parent holding company, had sole voting power with respect to 9,032,738 shares and sole dispositive power with respect to 9,150,431 shares.
(b)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2024, as of December 31, 2023, Gates Capital Management, L.P., a registered investment adviser, Gates Capital Management GP, LLC, Gates Capital Management, Inc. and Jeffrey L. Gates (collectively, "Gates"), together had shared voting power with respect to 5,285,616 shares and shared dispositive power with respect to 5,285,616 shares.
(c)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2024, as of December 31, 2023 The Vanguard Group ("Vanguard"), a registered investment adviser, had sole voting power with respect to zero shares, shared voting power with respect to 38,819 shares, sole dispositive power with respect to 4,834,579 shares and shared dispositive power with respect to 93,703 shares.
(d)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2024, as of December 31, 2023, Dimensional Fund Advisors LP ("Dimensional"), a registered investment adviser, had sole voting power with respect to 4,097,017 shares and sole dispositive power with respect to 4,161,471 shares. Dimensional disclaims beneficial ownership of these securities.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
    The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of July 1, 2024 by (1) each of our directors and nominees, (2) each named executive officer identified in the Named Executive Officer Tables included in this proxy statement, and (3) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Common Stock	Stock that May Be Acquired Within 60 Days (1)	Total Beneficial Ownership (2)	Percent of Shares Outstanding
Eric C. Nyman	15,199	34,095	49,294	*
Jason R. Vanderbrink	151,982	12,616	164,598	*
Andrew J. Keegan	26,421	2,867	29,288	*
Mark R. Kowalski	67,224	3,508	70,732	*
Jeffrey A. Ehrich	13,276	—	13,276	*
Y. Jung Choi	—	—	—	*
Michael Callahan	55,362	4,871	60,233	*
Gerard Gibbons	6,132	6,143	12,275	*
Bruce E. Grooms	6,132	6,143	12,275	*
Gary L. McArthur	106,502	14,475	120,977	*
Michael D. Robinson	21,430	13,366	34,796	*
Robert M. Tarola	62,468	4,871	67,339	*
Lynn Utter	18,203	22,957	41,160	*
All current directors and executive officers as a group (13 persons)	424,652	79,201	503,853	*
*Less than 1%
(1)For executive officers, this amount includes shares underlying stock options that are exercisable within 60 days after July 1, 2024 and assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable. For directors, this amount includes RSUs that have vested or will vest within 60 days after July 1, 2024 or for which delivery of the shares of common stock underlying the stock units is deferred until the director’s service with the Board ends.
(2)Excludes RSUs and deferred stock units without voting rights under our 2014 Stock Incentive Plan or 2020 Stock Incentive Plan that will not vest within 60 days of July 1, 2024.
The following represents the unvested stock-settled RSUs held by our named executive officers and directors which will be settled in an equivalent number of shares of our common stock upon vesting and the unvested deferred stock units without voting rights held by our directors under the Company's 2014 Stock Incentive Plan or 2020 Stock Incentive Plan as of July 1, 2024.

Name of Beneficial Owner	Stock Settled Restricted Stock Units and Deferred Stock Units
Eric C. Nyman	295,225
Jason R. Vanderbrink	197,450
Andrew J. Keegan	66,374
Mark R. Kowalski	8,423
Jeffrey A. Ehrich	34,677
Y. Jung Choi	27,496
Michael Callahan	4,871
Gerard Gibbons	7,416
Bruce E. Grooms	7,416
Gary L. McArthur	3,155
Michael D. Robinson	4,871
Robert M. Tarola	4,871
Lynn M. Utter	8,698
All current directors and executive officers as a group (13 persons)	695,523

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of Company securities with the Securities and Exchange Commission. Directors, executive officers, and beneficial owners of more than 10% of the Company's common stock are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for the fiscal year ending March 31, 2024 (referred to as "fiscal year 2024") were timely filed, except that, due to an administrative error, a Form 4 reflecting 56,818 shares acquired by Mr. McArthur on May 1, 2023, was not timely filed.

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RELATED PERSON TRANSACTIONS
The Company is required to disclose certain transactions by Vista Outdoor in which ''related persons'' have a direct or indirect material interest. Related persons include any director, nominee for director, executive officer of Vista Outdoor, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of Vista Outdoor's voting securities.

The Company has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving the Company and its directors, nominees for director, executive officers, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of the Company's voting securities. Pursuant to the Company's Related Person Transactions Policy, the Nominating and Governance Committee is responsible for approving or ratifying, as applicable, any transactions with related persons that would be disclosable pursuant to applicable Securities and Exchange Commission rules. In considering such transactions, the Nominating and Governance Committee considers the relevant facts and circumstances available to it regarding the transaction, including the material facts as to the director's or officer's relationship to or interest in the transaction. The Nominating and Governance Committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Any member of the Nominating and Governance Committee who has an interest in the transaction under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

Based on information available to the Company and provided by the Company's directors and executive officers, except as described below, the Company does not believe that there have been any transactions since March 31, 2023 that would be required to be disclosed as a "related person transaction" pursuant to the applicable rules of the Securities and Exchange Commission.

Our former independent director, Mark Gottfredson, is the Managing Director of MNC Capital ("MNC"), which was a bidder in the process ultimately resulting in the Transactions. In connection with negotiating a letter of intent with MNC, on August 7, 2023, each of the Nominating and Governance Committee (except for Mr. Gottfredson) and the Audit Committee (except for Mr. Gottfredson) of the Company's Board approved an expense reimbursement arrangement with MNC. The Nominating and Governance Committee and the Audit Committee of the Vista Outdoor Board considered that, among other things, (i) there was a risk that MNC would not continue to pursue the potential acquisition of the Company's The Kinetic Group Business unless expense reimbursement arrangement was agreed and (ii) MNC’s continued participation in the sale process would assist in maintaining competitive tension among potential acquirers. Following the execution of the Merger Agreement with CSG, on November 16, 2023, the Nominating and Governance Committee (except for Mr. Gottfredson) approved the $3 million expense reimbursement requested by MNC and those funds were transmitted to MNC later that day.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP acts as Vista Outdoor's independent registered public accounting firm and also provides certain other services to the Company.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of the independent auditors. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, the Company's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with auditor independence. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval granted by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, and tax fees billed, or reasonably expected to be billed, for services by Deloitte & Touche LLP for fiscal years 2024 and 2023. The increase in total fees from fiscal year 2023 to fiscal year 2024 was primarily driven by the additional work in anticipation of the Separation, which is expected to occur later in calendar year 2024, and additional work required at recently acquired businesses. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee of the Company.

	Fiscal Year Ended 3/31/2024	Fiscal Year Ended 3/31/2023
Audit Fees	$4,167,347	$3,341,767
Audit-Related Fees	$4,610,284	$3,837,847
Tax Fees	$87,591	$62,450
Total Fees	$8,865,222	$7,242,064
The Audit Fees billed or to be billed for the fiscal year ended March 31, 2024, and March 31, 2023, were for professional services rendered for audits of the Company's annual consolidated financial statements and reviews of the Company's quarterly financial statements.
The Audit-Related Fees billed in the fiscal year ended March 31, 2024, were primarily for audit procedures performed in conjunction with the preparation of stand-alone financial statements in anticipation of the Separation. $2,151,394 worth of services in this category were initially paid by the Company but were reimbursed by CSG pursuant to the transaction agreement.
The Tax Fees billed in each of the fiscal years ended March 31, 2024, and March 31, 2023, were for services related to tax compliance, tax advice and tax planning.

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FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for the Company to include in the proxy statement for its 2025 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act. You must also ensure that the Company receives your proposal at its executive offices (sent c/o Corporate Secretary) by March 10, 2025. Any stockholder proposal included in the Company's proxy statement will also be included on its form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2025 annual meeting of stockholders, you must comply with the advance notice provisions of the Company's bylaws. These provisions require that the Company receive your nomination at its executive offices (sent c/o Corporate Secretary) no earlier than April 25, 2025, and no later than May 25, 2025. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Director Qualifications and Selection Process."
Stockholders who intend to solicit proxies in reliance on the SEC's universal proxy rule for director nominees submitted under the advance notice requirement of our bylaws must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2025 annual meeting of stockholders without including it in the Company's proxy statement, you must comply with the advance notice provisions of the Company's bylaws. These provisions require that the Company receive your proposal at its executive offices (sent c/o Corporate Secretary) no earlier than April 25, 2025, and no later than May 25, 2025. If the Company receives an eligible proposal that is not included in its proxy statement, the persons named in the Company's proxy for the 2025 annual meeting of stockholders will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Exchange Act.
General Information
If the presiding officer at the 2025 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of the Company's bylaws, the proposal or nomination will be ruled out of order and not acted upon.
The above information is only a summary of some of the requirements of the advance notice provisions of the Company's bylaws. If you would like to receive a copy of the provisions of the Company's bylaws setting forth all of these requirements, you should write to the Company's executive offices, c/o Corporate Secretary.

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ANNUAL REPORT ON FORM 10-K
Vista Outdoor's Annual Report on Form 10-K for the fiscal year ended March 31, 2024, will be provided upon written request by any stockholder at no cost. The request should be submitted to Vista Outdoor, c/o Corporate Secretary, 1 Vista Way, Anoka, MN 55303. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.
You can also obtain a copy of our Annual Report on Form 10-K, as well as other filings we make with the SEC, on our website at www.vistaoutdoor.com or on the SEC's website at www.sec.gov.

By Order of the Board of Directors,

Jung Choi Co-General Counsel & Corporate Secretary	Jeffrey Ehrich Co-General Counsel & Corporate Secretary

July 24, 2024

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Annex A

Reconciliation of Certain non-GAAP Financial Measures

The operating income, earnings before interest and income tax ("EBIT"), free cash flow, sales and direct to consumer ("DTC") sales results presented below and in this Proxy Statement in connection with the discussion of fiscal year 2024 annual incentive plan achievement are non-GAAP financial measures.

Vista Outdoor defined fiscal year 2024 operating income for annual and long-term incentive plan purposes as operating income with adjustment factors approved by the MDCC. For comparison, a calculation of fiscal year 2023 EBIT as operating income plus other income, net excluding, where applicable, the results of our Fox Racing and Simms Fishing business units, which were acquired in fiscal year 2023, has also been presented.

Vista Outdoor defined fiscal year 2024 free cash flow as cash provided from operations less capital expenditures, subject to the same adjustment factors approved by the MDCC for purposes of calculating fiscal year 2024 operating income, where applicable. For comparison, a calculation of fiscal year 2023 free cash flow, prepared using the same adjustments factors approved by the MDCC for the purposes of calculating the fiscal year 2023 EBIT, has also been presented.

For annual incentive plan purposes, Vista Outdoor defined fiscal year 2024 The Kinetic Group sales as sales, net, operating income, DTC sales as sales, net generated through company owned websites and youth programs and free cash flow as cash provided by operations less capital expenditures. Vista Outdoor defined fiscal year 2023 EBIT as operating income plus other income, net and free cash flow as cash provided by operations less capital expenditures.

Vista Outdoor management is presenting these measures because they are used by the MDCC to measure performance under the Company's annual incentive plan and performance-based long term incentive plan, and because Vista Outdoor management believes that these measures provide investors with an important perspective on the operating results of the Company. Vista Outdoor's Board of Directors and management use these measures to assess business performance against the goals of our strategic transformation plan, as described in this Proxy Statement. Vista Outdoor’s definition may differ from those used by other companies.
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	FY2023						FY2024
	Vista Outdoor			The Kinetic Group			Vista Outdoor			The Kinetic Group
	EBIT (1)	FCF(2)		Sales	EBIT (1)	FCF (2)	Operating Income	FCF (2)		Sales	Operating Income	FCF (2)
Reported Results	$110.0	$447.4		$1,757.9	$552.2	$562.3	$50.5	$370.4		$1,452.6	$390.8	$385.5
(i) charges for extraordinary items and other unusual or non-recurring items of loss or gain		$(44.3)		$—	$—	$—	$1.0	$—		$—	$—	$—
(ii) asset impairments	$374.4	$—		$—	$—	$—	$218.9	$—		$—	$—	$—
(iii) litigation or claim judgments or settlements	$—	$—		$—	$—	$—	$—	$—		$—	$—	$—
(iv) changes in the Internal Revenue Code or tax rates	$—			$—	$—	$—	$—			$—	$—	$—
(v) changes in accounting principles	$—	$—		$—	$—	$—	$—	$—		$—	$—	$—
(vi) changes in other laws, regulations or other provisions affecting reported results	$—	$—		$—	$—	$—	$12.3	$5.8		$—	$—	$—
(vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities	$45.4	$31.0		$—	$—	$—	$62.0	$30.9		$—	$—	$—

(viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt, including the operating results of any business acquired or disposed of in the year of such acquisition or disposal	$(6.7)	$12.4		$—	$—	$—	$15.3	$14.4		$—	$—	$—

(ix) foreign currency exchange gains or losses	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(x) Adjustments for divested business units
(xi) changes as a result of Coronavirus

Total Adjustments	$413.1	$(0.9)		$—	$—	$—	$309.5	$51.1		$—	$—	$—

Pro Forma Adjusted Results for Incentive Plan Purposes	$523.1	$446.5		$1,757.9	$552.2	$562.3	$360.0	$421.5		$1,452.6	$390.8	$385.5

(1) Reported EBIT is defined as operating income plus other income, net.
(2) Reported Free Cash Flow (FCF) defined as cash provided from operations less capital expenditures.

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VISTA OUTDOOR

VISTA OUTDOOR INC.
1 VISTA WAY
ANOKA, MN 55303

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VSTO2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V55128-P16369

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTA OUTDOOR INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Michael Callahan	☐	☐	☐
1b. Gerard Gibbons	☐	☐	☐
1c. Bruce E. Grooms	☐	☐	☐
1d. Gary L. McArthur	☐	☐	☐
1e. Eric C. Nyman	☐	☐	☐
1f. Michael D. Robinson	☐	☐	☐
1g. Robert M. Tarola	☐	☐	☐
1h. Lynn M. Utter	☐	☐	☐
1i. Jason R. Vanderbrink	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Compensation of Vista Outdoor's Named Executive Officers	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.	**For**	**Against**	**Abstain**
3. Ratification of the Appointment of Vista Outdoor's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2025	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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VISTA OUTDOOR

VISTA OUTDOOR INC.

Virtual Annual Meeting Site:	www.virtualshareholdermeeting.com/VSTO2024
Accessing the Virtual Annual Meeting:	To attend the virtual Annual Meeting online, you will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker or other financial intermediary, if you hold the shares in "street name."
Stockholder Inquiries:	If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-395-6416; web site: https://www.computershare.com/investor)
Investor Relations:	Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Tyler Lindwall, Vice President, Investor Relations, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303 (telephone: 763-433-1058; e-mail: tyler.lindwall@vistaoutdoor.com)

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 23, 2024:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com and to access the proxy materials for future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.

V55129-P16369

VISTA OUTDOOR INC.

This Proxy is Solicited on Behalf of the Board of Directors

Eric C. Nyman, Jason R. Vanderbrink, Jung Choi, and Jeffrey Ehrich, and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present at the 2024 Annual Meeting, with respect to all shares of Common Stock, $.01 par value, of Vista Outdoor Inc. standing in the name of the undersigned on the Company's books at the close of business on July 1, 2024, at the Annual Meeting of Stockholders to be held at 9:00 A.M., CDT, on August 23, 2024 at www.virtualshareholdermeeting.com/VSTO2024, or at any adjournment(s) or postponement(s) thereof (the "2024 Annual Meeting"), as directed on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described 2024 Annual Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2024 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made with respect to any proposal, this proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Continued and to be signed and dated on the reverse side